UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-5003

Blue Chip Value Fund, Inc.
 (Exact name of registrant as specified in charter)

1225 17th Street, 26th Floor, Denver, Colorado 80202
 (Address of principal executive offices) (Zip code)

Michael P. Malloy
Drinker Biddle & Reath LLP
One Logan Square
18th & Cherry Streets
Philadelphia, Pennsylvania 19103-6996
 (Name and address of agent for service)

Registrant's Telephone Number, including Area Code: (800) 624-4190

Date of fiscal year end: December 31

Date of reporting period: December 31, 2006

Item 1 - Reports to Stockholders

The following is a copy of the report to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report to Stockholders December 31, 2006

INVESTMENT ADVISER’S COMMENTARY

Dear Fellow Stockholders:

     For the fourth quarter of 2006, Blue Chip Value Fund posted a strong return of 8.15% versus the S&P 500 Index at 6.70% and the Lipper Large-Cap Core peer group at 6.42%. The Fund returned 12.89% for the year, finishing behind the S&P 500 and the Lipper Large-Cap Core group, which posted returns of 15.80% and 13.39%, respectively.

     For the year, the Fund underperformed in the technology, medical/healthcare and communications sectors. Our holdings of Dell and Intel hurt performance earlier in the year as we overestimated management’s ability to improve their earnings. We sold Dell, but not Intel because our conviction for Intel remains and its performance has improved. IBM was a strong contributor in the fourth quarter.

     In the communications sector our investment in cell phone giant Nokia underperformed our expectations, because demand forecasts moved lower and licensing issues created short-term uncertainty. However, it appears to us that Nokia continues to gain market share and remains dominant in emerging markets where demand growth is the strongest.

     In the medical/healthcare sector, Zimmer Holdings, a medical device company, was among the stronger performers in the portfolio. For the quarter and year, our investment in Teva Pharmaceutical Industries hurt performance because of concerns about competition in the generic drug industry. However, we believe that Teva has good prospects in the near future because several large branded drugs are coming off patent, and we expect the company will offer generic alternatives.

     For the year, Fund holdings in the consumer cyclical, interest rate sensitive and consumer staples sectors outperformed the benchmark. In consumer cyclicals, Walt Disney did well because of improved profits at theme parks and movies, and JC Penney did well because better merchandising continued to improve sales and profits.

     Our best performance for the fourth quarter came from the interest rate sensitive sector. Within this sector Merrill Lynch and Morgan Stanley continued to benefit from a very strong trading market, a good mergers and acquisitions market, and strong equity issuance in initial public offerings. We also benefited from MBIA, a financial guarantee company.

     In consumer staples, the Fund’s strong relative performance was driven by our holding of Bunge Limited, one of the world’s largest processors of soybeans, with related fertilizer and food products businesses.

     While our energy holdings did well for the year, they did not do well in the fourth quarter. This shortfall was primarily attributed to our holding of Transocean, an offshore contract drilling company, as the price of the stock was hurt by the decline in oil prices.

     We remain optimistic about the prospects for the Blue Chip Value Fund. We believe that our research process can identify undervalued companies generating strong free cash flow and improving returns on capital. We believe this process has resulted in a portfolio of quality, large-cap stocks that have been purchased at attractive prices relative to their intrinsic value. As we look forward to 2007, we thank you for your continued support.

Sincerely,

Todger Anderson, CFA
President, Blue Chip Value Fund, Inc.
Chairman, Denver Investment Advisors LLC

     The Investment Adviser’s Commentary included in this report contains certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

Sector Diversification in Comparison to S&P 500 as of December 31, 2006*
	Fund	S&P 500
Basic Materials	0.0%	2.7%
Capital Goods	9.2%	8.7%
Commercial Services	4.4%	2.4%
Communications	3.8%	7.2%
Consumer Cyclical	10.3%	12.7%
Consumer Staples	7.8%	8.8%
Energy	7.9%	9.4%
Financials	25.5%	20.1%
Medical/Healthcare	16.4%	11.5%
REITs	0.0%	1.1%
Technology	11.9%	10.1%
Transportation	2.6%	1.6%
Utilities	0.0%	3.7%
Short-Term Investments	0.2%	0.0%
*Sector diversification percentages are based on the Fund’s total investments at market value. Sector diversification is subject to change and may not be representative of future investments.

Average Annual Total Returns as of December 31, 2006
Return	1-Year	3-Year	5-Year	10-Year
Blue Chip Value Fund – Net Asset Value	12.89%	10.96%	6.51%	8.12%
Blue Chip Value Fund – Market Price	4.58%	8.90%	5.18%	8.00%
S&P 500 Index	15.79%	10.44%	6.19%	8.42%

Past performance is no guarantee of future results. Share prices will fluctuate, so that a share may be worth more or less than its original cost when sold. Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation to be fully subscribed under the terms of the rights offering. Please note that the Fund's total return shown above does not reflect the deduction of taxes that a stockholder would pay on Fund distributions or the sale of Fund shares. Current performance may be higher or lower than the total return shown above. Please visit our website at www.blu.com to obtain the most recent month end returns. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

MANAGED DISTRIBUTION POLICY

     The Blue Chip Value Fund has a Managed Distribution Policy. This policy is to make quarterly distributions of at least 2.5% of the Fund’s net asset value to stockholders. This is the quarterly payment that most Fund investors elect to receive in cash. The Board of Directors believes this policy creates a predictable level of quarterly cash flow to Fund shareholders. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution. Please see the Fund’s performance information on Page 5 of this report. The Fund’s Managed Distribution Policy may be changed at the discretion of the Fund’s Board of Directors, however at this time, the Board has no intention of making any changes.

     The Fund’s performance is measured by its total return. The source of the Fund’s total return is from income and net realized and unrealized gains and losses. The Fund realizes a capital gain or loss when it sells a security from its portfolio. If the Fund distributes more than its income and net realized capital gains, a portion of your distribution is a return of capital. When this happens, the Fund is giving you back money that you invested in the Fund. This portion of the distribution is not normally subject to income taxes. Please see the detail of the sources of the 2006 distributions presented on Page 11 of this report. It is important to note that the Fund’s investment adviser, Denver Investment Advisors LLC, seeks to minimize the amount of net realized capital gains, if consistent with the Fund’s investment objective, to reduce the amount of income taxes incurred by our stockholders. This strategy can lead to greater levels of return of capital being paid out under the Managed Distribution Policy.

     Thus, the 2.5% quarterly distribution percentage does not reflect the Fund’s investment performance and should not be confused with “yield,” “income” or “return” of the Fund.

     The first graph on Page 8 represents the cumulative value of a $10,000 investment in the Fund over the past ten years assuming reinvestment of all cash distributions through the Fund’s Dividend Reinvestment Plan and full participation in “rights offerings.” Stockholders who do not reinvest cash distributions in the Fund have a different rate of return on their investment than is shown in the first graph on Page 8. Also, these stockholders reduce their investment in the Fund by the amount of any return of capital. By contrast, stockholders who elect to reinvest their distributions receive additional Fund shares.

     At the Fund level, the payment of return of capital can lead to the Fund having lower total assets if the total return earned by the Fund is less than the cash distribution. Similarly, the Fund’s net asset value per share will decline if the total return of the Fund’s net asset value is less than the cash distribution payout level over the same period. This scenario has occurred over the past ten years as depicted in the graph on Page 9.

Please Note: Performance calculations are as of the end of December each year. Past performance is not indicative of future results. This chart assumes an investment of $10,000 on 1/1/97. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

S&P 500 Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. It is an unmanaged index.

Please see Average Annual Total Return information on page 5.

Please Note: line graph points are as of the end of each calendar quarter.

Past performance is no guarantee of future results. Share prices will fluctuate, so that a share may be worth more or less than its original cost when sold.

1Reflects the actual market price of one share as it has traded on the NYSE.

2Reflects the actual NAV of one share.

3The graph above includes the annual distribution totals over the past ten years, which equals $8.79 per share. The NAV Per Share is reduced by the amount of the distribution on the ex-dividend date . The sources of these distributions are as follows:

				Total
	Net		Return	Amount
	Investment	Capital	of	of
Year	Income	Gains	Capital	Distribution
1997	$0.1000	$1.4700	$0.0000	$1.57
1998	$0.0541	$1.0759	$0.0000	$1.13
1999	$0.0335	$1.6465	$0.0000	$1.68
2000	$0.0530	$0.8370	$0.0000	$0.89
2001	$0.0412	$0.3625	$0.3363	$0.74
2002	$0.0351	$0.0000	$0.5249	$0.56
2003	$0.0136	$0.0000	$0.4964	$0.51
2004	$0.0283	$0.5317	$0.0000	$0.56
2005	$0.0150	$0.1128	$0.4422	$0.57
2006	$0.0182	$0.1260	$0.4358	$0.58
Totals	$0.3920	$6.1624	$2.2356	$8.79
% of Total
Distribution	4.46%	70.11%	25.43%	100.00%

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Blue Chip Value Fund, Inc.’s (the “Fund”) Dividend Reinvestment and Cash Purchase Plan offers stockholders the opportunity to reinvest dividends and capital gain distributions in additional shares of the Fund. A stockholder may also make additional cash investments under the Plan. There is no service charge for participation.

     Participating stockholders will receive additional shares issued at a price equal to the net asset value per share as of the close of the New York Stock Exchange on the record date (“Net Asset Value”), unless at such time the Net Asset Value is higher than the market price of the Fund’s common stock, plus brokerage commission. In this case, the Fund will attempt, generally over the next 10 business days (the “Trading Period”), to acquire shares of the Fund’s common stock in the open market at a price plus brokerage commission which is less than the Net Asset Value. In the event that prior to the time such acquisition is completed, the market price of such common stock plus commission equals or exceeds the Net Asset Value, or in the event that such market purchases are unable to be completed by the end of the Trading Period, then the balance of the distribution shall be completed by issuing additional shares at Net Asset Value.

     Participating stockholders may also make additional cash investments (minimum $50 and maximum $10,000 per month) by check or money order (or by wire for a $10 fee) to acquire additional shares of the Fund. Please note, however, that these additional shares will be purchased at market value plus brokerage commission (without regard to net asset value) per share.

     A stockholder owning a minimum of 50 shares may join the Plan by sending an Enrollment Form to the Plan Agent at Mellon Investor Services, LLC, 480 Washington Blvd., Jersey City, NJ 07310.

     The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends or distributions, even though the stockholder does not receive the cash. Participants must own at least 50 shares at all times.

     A stockholder may elect to withdraw from the Plan at any time on 15-days’ prior written notice, and receive future dividends and distributions in cash. There is no penalty for withdrawal from the Plan and stockholders who have withdrawn from the Plan may rejoin in the future.

     The Fund may amend the Plan at any time upon 30-days prior notice to participants.

     Additional information about the Plan may be obtained from Blue Chip Value Fund, Inc. by writing to 1225 17th Street, 26th Floor, Denver, CO 80202, by telephone at (800) 624-4190 or by visiting us at www.blu.com.

     If your shares are registered with a broker, you may still be able to participate in the Fund’s Dividend Reinvestment Plan. Please contact your broker about how to participate and to inquire if there are any fees which may be charged by the broker to your account.

STOCKHOLDER DISTRIBUTION INFORMATION

     Certain tax information regarding Blue Chip Value Fund, Inc. is required to be provided to stockholders based upon the Fund’s income and distributions to the stockholders for the calendar year ended December 31, 2006.

     The Board of Directors of Blue Chip Value Fund, Inc. voted to pay 2.5% of the Fund’s net asset value on a quarterly basis in accordance with the Fund’s distribution policy. The following table summarizes the final sources of such distributions:

	Net	Short-Term	Long-Term	Return
	Investment	Capital	Capital	of
	Income	Gain	Gain	Capital	Total
1st
Quarter	$0.0047	$0.0042	$0.0284	$0.1127	$0.15
2nd
Quarter	$0.0044	$0.0039	$0.0265	$0.1052	$0.14
3rd
Quarter	$0.0044	$0.0039	$0.0265	$0.1052	$0.14
4th
Quarter	$0.0047	$0.0042	$0.0284	$0.1127	$0.15
Total	$0.0182	$0.0162	$0.1098	$0.4358	$0.58

     The Fund notified stockholders by the end of January 2007 of amounts for use in preparing 2006 income tax returns.

     100% of the distributions paid from net investment income and short-term capital gain qualify for the corporate dividends received deduction and meet the requirements of the tax rules regarding qualified dividend income. In addition, none of the distributions from net investment income include income derived from U.S. Treasury obligations. There were no assets invested in direct U.S. Government Obligations as of December 31, 2006.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND RECORDS

     A description of the policies and procedures that are used by the Fund’s investment adviser to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling (800) 624-4190; (2) on the Fund’s website at www.blu.com and (3) on the Fund’s Form N-CSR which is available on the U.S. Securities and Exchange Commission (“SEC”) website at www.sec.gov.

     Information regarding how the Fund’s investment adviser voted proxies relating to the Fund’s portfolio securities during the most recent 12-month period ended June 30 is available, (1) without charge, upon request by calling (800) 624-4190; (2) on the Fund’s website at www.blu.com and (3) on the SEC website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

     The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. In addition, the Fund’s complete schedule of portfolio holdings for the first and third quarters of each fiscal year is available on the Fund’s website at www.blu.com.

SEND US YOUR E-MAIL ADDRESS

     If you would like to receive monthly portfolio composition and characteristic updates, press releases and financial reports electronically as soon as they are available, please send an e-mail to blu@denveria.com and include your name and e-mail address. You will still receive paper copies of any required communications and reports in the mail. This service is completely voluntary and you can cancel at any time by contacting us via e-mail at blu@denveria.com or toll-free at 1-800-624-4190.

INFORMATION ON THE DIRECTORS AND OFFICERS OF THE FUND

     The list below provides certain information about the identity and business experience of the directors and officers of the Fund.

INTERESTED DIRECTORS*

TODGER ANDERSON, CFA1
Age: 62
Position(s) Held with the Fund:
President and Director
Term of Office2 and Length of Time Served:
President since 1987. Director from 1988 to 1995 and since 1998. Term as Director expires in 2007.
Principal Occupations During the Past Five Years:
Chairman, Denver Investment Advisors LLC (since 2004);
President, Westcore Funds (since 2005);
President, Denver Investment Advisors LLC and predecessor organizations (1983-2004);
Portfolio Manager, Westcore MIDCO Growth Fund (1986-2005);
Portfolio Co-Manager, Westcore Select Fund (2001-2005).
Number of Portfolios in Fund Complex3
Overseen by Director: One
Other Directorships4 Held by Director: Fischer Imaging Corporation

     The Fund’s President has certified to the New York Stock Exchange that, as of June 5, 2006, he was not aware of any violation by the Fund of the applicable NYSE Corporate Governance listing standards. In addition, the Fund has filed certifications of its principal executive officer and principal financial officer as exhibits to its reports on Form N-CSR filed with the Securities and Exchange Commission relating to the quality of the disclosures contained in such reports.

KENNETH V. PENLAND, CFA1
Age: 64
Position(s) Held with the Fund:
Chairman of the Board and Director
Term of Office2 and Length of Time Served:
Chairman of the Board and Director since 1987. Term as Director expires in 2009.
Principal Occupations During the Past Five Years:
Chairman, Denver Investment Advisors LLC and predecessor organizations (1983-2001);
President, Westcore Funds (1995-2001)
Trustee, Westcore Funds (2001-2005).
Number of Portfolios in Fund Complex3
Overseen by Director: One
Other Directorships4 Held by Director: None

INDEPENDENT DIRECTORS

RICHARD C. SCHULTE1
Age: 62
Position(s) Held with the Fund:
Director
Term of Office2 and Length of Time Served:
Director since 1987. Term expires in 2008.
Principal Occupations During the Past Five Years:
Private Investor;
President, Transportation Service Systems, Inc., a subsidiary of Southern Pacific Lines, Denver, Colorado (1993-1996);
Employee, Rio Grande Industries, Denver, Colorado (holding company) (1991-1993).
Number of Portfolios in Fund Complex3
Overseen by Director: One
Other Directorships4 Held by Director: None

ROBERTA M. WILSON, CFA1

Age: 63

Position(s) Held with the Fund:

Director

Term of Office2 and Length of Time Served:

Director since 1987. Term expires in 2009.

Principal Occupations During the Past Five Years:

Management consultant and coach (since 1998);

Director of Finance, Denver Board of Water Commissioners (Retired), Denver, Colorado (1985-1998).

Number of Portfolios in Fund Complex3
Overseen by Director: One
Other Directorships4 Held by Director: None

LEE W. MATHER, JR.1

Age: 63

Position(s) Held with the Fund:

Director

Term of Office2 and Length of Time Served:

Director since 2001. Term expires in 2008.

Principal Occupations During the Past Five Years:

Director, American Rivers (conservation organization) (2000-2006);

Investment Banker, Merrill Lynch & Co. (1977-2000).

Number of Portfolios in Fund Complex3
Overseen by Director: One

Other Directorships4 Held by Director: None

GARY P. MCDANIEL1

Age: 61

Position(s) Held with the Fund:

Director

Term of Office2 and Length of Time Served:

Director since 2001. Term expires in 2007.

Principal Occupations During the Past Five Years:

Senior Managing Director, BaseCamp Capital LLC (private equity investing) (since 2003);

Chief Executive Officer, Chateau Communities, Inc. (REIT/manufactured housing) (1997-2002).

Number of Portfolios in Fund Complex3
Overseen by Director: One

Other Directorships4 Held by Director: None

OFFICERS

MARK M. ADELMANN, CFA, CPA

Age: 49

1225 Seventeenth St. 26th Floor

Denver, Colorado 80202

Position(s) Held with the Fund:

Vice President

Term of Office2 and Length of Time Served:

Vice President since 2002.

Principal Occupations During the Past Five Years:

Vice President, Denver Investment Advisors LLC  (since 2000);

Research Analyst, Denver Investment Advisors LLC  (since 1995).

JOAN OHLBAUM SWIRSKY

Age: 49

One Logan Square

18th and Cherry Sts.

Philadelphia, PA 19103

Position(s) Held with the Fund:

Secretary

Term of Office2 and Length of Time Served:

Secretary since 2004.

Principal Occupations During the Past Five Years:

Counsel to the law firm of Drinker Biddle & Reath LLP, Philadelphia, PA.

JASPER R. FRONTZ, CPA, CFA5

Age: 38

1225 Seventeenth St. 26th Floor

Denver, Colorado 80202

Position(s) Held with the Fund:

Treasurer, Chief Compliance Officer

Term of Office2 and Length of Time Served:

Treasurer since 1997, Chief Compliance Officer since 2004.

Principal Occupations During the Past Five Years:

Vice President, Denver Investment Advisors LLC  (since 2000);

Director of Mutual Fund Administration, Denver Investment Advisors LLC (since 1997);

Fund Controller, ALPS Mutual Fund Services, Inc.  (1995-1997);

Registered Representative, ALPS Distributors, Inc.  (since 1995).

NOTES

*    These directors each may be deemed to be an “interested director” of the Fund within the meaning of the Investment Company Act of 1940 by virtue of their affiliations with the Fund’s investment adviser and their positions as officers of the Fund.

1.    Each director may be contacted by writing to the director, c/o Blue Chip Value Fund, Inc., 1225 Seventeenth Street, 26th Floor, Denver, Colorado 80202, Attn: Jasper Frontz.

2.    The Fund’s By-Laws provide that the Board of Directors shall consist of three classes of members. Directors are chosen for a term of three years, and the term of one class of directors expires each year. The officers of the Fund are elected by the Board of Directors and, subject to earlier termination of office, each officer holds office for one year and until his or her successor is elected and qualified.

3.    The Fund complex is comprised of thirteen portfolios, the Fund, eleven Westcore Funds and the Dunham Small-Cap Value Fund.

4.    Includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Investment Company Act of 1940.

5.    Mr. Frontz also serves as Treasurer and Chief Compliance Officer of Westcore Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Blue Chip Value Fund, Inc.:

     We have audited the accompanying statement of assets and liabilities of Blue Chip Value Fund Inc., (the “Fund”), including the statement of investments, as of December 31, 2006, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Blue Chip Value Fund, Inc. as of December 31, 2006, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Denver, Colorado	February 21, 2007

BLUE CHIP VALUE FUND, INC.

STATEMENT OF INVESTMENTS
December 31, 2006

			Market
	Shares	Cost	Value
COMMON STOCKS – 107.57%
CAPITAL GOODS – 9.95%
Aerospace & Defense – 4.52%
General Dynamics Corp.	53,400	$2,817,927	$3,970,290
Raytheon Co.	62,300	2,320,567	3,289,440
		5,138,494	7,259,730
Electrical Equipment – 2.08%
General Electric Co.	89,900	3,221,255	3,345,179
Industrial Products – 3.35%
ITT Industries Inc.	34,300	1,744,525	1,948,926
Parker Hannifin Corp.	44,600	3,140,511	3,428,848
		4,885,036	5,377,774
TOTAL CAPITAL GOODS		13,244,785	15,982,683

COMMERCIAL SERVICES – 4.76%
IT Services – 2.04%
Computer
Sciences Corp.**	61,450	2,920,440	3,279,586
Transaction Processing – 2.72%
First Data Corp.	91,200	2,000,026	2,327,424
The Western Union Co.	91,200	1,674,567	2,044,704
		3,674,593	4,372,128
TOTAL COMMERCIAL SERVICES		6,595,033	7,651,714

COMMUNICATIONS – 4.12%
Networking – 2.63%
Cisco Systems, Inc.**	154,800	3,864,637	4,230,684
Telecomm Equipment & Solutions – 1.49%
Nokia Corp.	117,600	1,871,784	2,389,632
TOTAL COMMUNICATIONS		5,736,421	6,620,316

CONSUMER CYCLICAL – 11.07%
Clothing & Accessories – 2.76%
TJX Companies Inc.	155,900	3,681,804	4,440,032
Hotels & Gaming – 2.17%
Starwood Hotels &
Resorts Worldwide Inc.	55,700	2,165,453	3,481,250
Publishing & Media – 2.97%
Walt Disney Co.	139,300	3,518,260	4,773,811
Restaurants – 1.86%
Darden Restaurants Inc.	74,340	1,931,625	2,986,238
Retail – 1.31%
JC Penney Co. Inc.	27,100	1,544,216	2,096,456
TOTAL CONSUMER CYCLICAL		12,841,358	17,777,787

			Market
	Shares	Cost	Value
CONSUMER STAPLES – 8.43%
Food – 2.86%
Campbell Soup Co.	118,200	$3,732,307	$4,596,798
Food & Agricultural Products – 2.70%
Bunge Ltd.	59,700	2,694,267	4,328,847
Home Products – 2.87%
Colgate Palmolive Co.	70,700	4,015,829	4,612,468
TOTAL CONSUMER STAPLES		10,442,403	13,538,113

ENERGY – 8.53%
Exploration & Production – 4.25%
Occidental
Petroleum Corp.	77,200	2,268,139	3,769,676
XTO Energy Inc.	65,200	2,031,830	3,067,660
		4,299,969	6,837,336
Integrated Oils – 2.11%
Marathon Oil Corp.	36,600	1,555,082	3,385,500
Oil Services – 2.17%
Transocean Inc.**	43,100	1,599,884	3,486,359
TOTAL ENERGY		7,454,935	13,709,195

FINANCIALS – 27.49%
Insurance – 4.39%
ACE Ltd.	69,700	3,855,884	4,221,729
MBIA Inc.	38,700	2,264,492	2,827,422
		6,120,376	7,049,151
Integrated Financial Services – 6.09%
American
International Group	66,600	4,280,680	4,772,556
Citigroup Inc.	90,000	3,993,449	5,013,000
		8,274,129	9,785,556
Money Center Banks – 5.96%
Bank of America Corp.	70,800	3,365,173	3,780,012
The Bank of
New York Co. Inc.	93,100	3,289,567	3,665,347
SunTrust Banks Inc.	25,200	1,944,385	2,128,140
		8,599,125	9,573,499
Regional Banks – 2.32%
US Bancorp	50,300	1,441,756	1,820,357
Wachovia Corp.	33,500	1,622,953	1,907,825
		3,064,709	3,728,182
Securities & Asset Management – 3.85%
Merrill Lynch &
Company Inc.	32,800	1,797,762	3,053,680
Morgan Stanley & Co.	38,500	2,045,205	3,135,055
		3,842,967	6,188,735
Specialty Finance – 3.12%
Countrywide
Financial Corp.	54,400	1,873,608	2,309,280

			Market
	Shares	Cost	Value
Freddie Mac	39,800	$2,536,727	$2,702,420
		4,410,335	5,011,700
Thrifts – 1.76%
Washington Mutual Inc.	62,100	2,453,728	2,824,929
TOTAL FINANCIALS		36,765,369	44,161,752

MEDICAL - HEALTHCARE – 17.67%
Healthcare Services – 1.15%
Caremark Rx Inc.	32,300	1,807,926	1,844,653
Medical Technology – 3.10%
Medtronic Inc.	93,100	4,567,216	4,981,781
Pharmaceuticals – 13.42%
Abbott Laboratories	124,100	5,265,894	6,044,911
Amgen Inc.**	66,300	3,898,633	4,528,953
Barr Pharmaceuticals Inc.**	32,800	1,518,135	1,643,936
Teva Pharmaceutical
Industries Ltd.	160,100	4,249,764	4,975,908
Zimmer Holdings Inc.**	55,800	3,815,891	4,373,604
		18,748,317	21,567,312
TOTAL MEDICAL - HEALTHCARE		25,123,459	28,393,746

TECHNOLOGY – 12.79%
Computer Software – 8.73%
International Business
Machines Corp.	49,000	3,936,517	4,760,350
Microsoft Corp.	237,300	6,606,978	7,085,778
Verisign Inc.**	90,800	2,055,871	2,183,740
		12,599,366	14,029,868
Semiconductors – 4.06%
Altera Corp.**	141,700	2,723,165	2,788,656
Intel Corp.	184,200	3,621,541	3,730,050
		6,344,706	6,518,706
TOTAL TECHNOLOGY		18,944,072	20,548,574

TRANSPORTATION – 2.76%
Railroads – 2.76%
Norfolk Southern Corp.	88,300	3,165,139	4,440,607
TOTAL TRANSPORTATION		3,165,139	4,440,607
TOTAL COMMON STOCKS		140,312,974	172,824,487

SHORT TERM INVESTMENTS – 0.19%
Goldman Sachs Financial
Square Prime Obligations
Fund - FST Shares	307,160	307,160	307,160
TOTAL SHORT TERM
INVESTMENTS		307,160	307,160

TOTAL
INVESTMENTS	107.76%	$140,620,134	$173,131,647
Liabilities in Excess
of Other Assets	(7.76%)		(12,468,291)
NET ASSETS	100.00%		$160,663,356

**Denotes non-income producing security.

Please note that the Fund’s investments are primarily in U.S. based issuers.

See accompanying notes to financial statements.

BLUE CHIP VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments at market value	$ 173,131,647
(identified cost $140,620,134)
Dividends receivable	216,292
Interest receivable	1,929
Other assets	10,815
TOTAL ASSETS	173,360,683

LIABILITIES
Loan payable to bank (Note 4)	8,280,000
Interest due on loan payable to bank	48,906
Distribution payable	4,203,316
Advisory fee payable	84,130
Administration fee payable	10,112
Accrued Compliance Officer fees	5,250
Accrued expenses and other liabilities	65,613
TOTAL LIABILITIES	12,697,327
NET ASSETS	$ 160,663,356

COMPOSITION OF NET ASSETS
Capital stock, at par	$ 280,221
Paid-in-capital	128,643,012
Accumulated net realized loss	(771,390)
Net unrealized appreciation on investments	32,511,513
NET ASSETS	$ 160,663,356

SHARES OF COMMON STOCK
OUTSTANDING (100,000,000 shares
authorized at $0.01 par value)	28,022,104

Net asset value per share	$ 5.73

See accompanying notes to financial statements.

BLUE CHIP VALUE FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006

INCOME
Dividends (net of foreign
withholding taxes of $25,381)	$ 2,638,622
Interest	22,158
TOTAL INCOME		$ 2,660,780

EXPENSES
Investment advisory fee
(Note 3)	940,922
Administrative services fee
(Note 3)	102,318
Interest on loan payable to bank	700,259
Stockholder reporting	98,282
Legal fees	76,010
Directors’ fees	73,627
Transfer agent fees	56,677
NYSE listing fees	26,853
Audit and tax preparation fees	24,310
Chief Compliance Officer fees	19,000
Insurance and fidelity bond	15,935
Custodian fees	9,627
Other	5,842
TOTAL EXPENSES		2,149,662
NET INVESTMENT INCOME		511,118
REALIZED AND UNREALIZED
GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments		4,058,061
Change in net unrealized appreciation/
depreciation of investments		14,782,873
NET GAIN ON INVESTMENTS		18,840,934
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS		$ 19,352,052

See accompanying notes to financial statements.

BLUE CHIP VALUE FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2006	2005

Increase in net assets
from operations:
Net investment income	$511,118	$329,874
Net realized gain from
securities transactions	4,058,061	1,517,539
Change in net unrealized
appreciation or depreciation
of investments	14,782,873	9,792,262
	19,352,052	11,639,675

Decrease in net assets
from distributions to
stockholders from:
Net investment income	(511,118)	(411,781)
Net realized gain on
investments	(3,514,240)	(3,102,020)
Return of capital	(12,139,609)	(12,152,094)
	(16,164,967)	(15,665,895)

Increase in net assets from
common stock transactions:
Net asset value of common
stock issued to stockholders
from reinvestment of
dividends (398,849 and
379,616 shares issued,
respectively)	2,267,911	2,331,343
	2,267,911	2,331,343

NET INCREASE/(DECREASE)
IN NET ASSETS	5,454,996	(1,694,877)

NET ASSETS
Beginning of year	155,208,360	156,903,237
End of year (including
undistributed net
investment income of
$0 and $0, respectively)	$160,663,356	$155,208,360

See accompanying notes to financial statements.

BLUE CHIP VALUE FUND, INC.

STATEMENT OF CASH FLOWS
For the Year Ended December 31, 2006

Cash Flows from Operating Activities
Net increase in net assets from operations	$ 19,352,052
Adjustments to reconcile net increase in net
assets from operations to net cash provided
by operating activities:
Purchase of investment securities	(62,105,818)
Proceeds from disposition of
investment securities	79,805,903
Net proceeds from disposition of
short-term investment securities	1,135,030
Proceeds from class-action
litigation settlements	233,298
Net realized gain from securities investments	(4,058,061)
Net change in unrealized appreciation
on investments	(14,782,873)
Increase in dividends and interest receivable	(26,779)
Decrease in other assets	2,827
Increase in advisory fee payable	5,968
Increase in administrative fee payable	463
Increase in accrued Compliance Officer fees	83
Increase in other accrued expenses and payables	54,963
Net cash provided by operating activities	19,617,056

Cash Flows from Financing Activities
Proceeds from bank borrowing	4,320,000
Repayment of bank borrowing	(10,040,000)
Cash distributions paid	(13,897,056)
Net cash used in financing activities	(19,617,056)

Net increase in cash	0
Cash, beginning balance	0
Cash, ending balance	0

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of
reinvestment of dividends and distributions of $2,267,911.

See accompanying notes to financial statements.

BLUE CHIP VALUE FUND, INC.

FINANCIAL HIGHLIGHTS

	For the year ended December 31,

	2006	2005	2004
Per Share Data
(for a share outstanding throughout each period)
Net asset value – beginning of period	$5.62	$5.76	$5.58
Investment operations(1)
Net investment income	0.02	0.01	0.03
Net gain (loss) on investments	0.67	0.42	0.71
Total from investment operations	0.69	0.43	0.74

Distributions
From net investment income	(0.02)	(0.02)	(0.03)
From net realized gains on investments	(0.13)	(0.11)	(0.53)
Return of capital	(0.43)	(0.44)	—
Total distributions	(0.58)	(0.57)	(0.56)

Capital Share Transactions
Dilutive effects of rights offerings	—	—	—
Offering costs charged to paid in capital	—	—	—
Total capital share transactions	—	—	—
Net asset value, end of period	$5.73	$5.62	$5.76
Per share market value, end of period	$5.96	$6.31	$6.68

Total investment return(2) based on:
Market Value	4.6%	3.7%	19.2%
Net Asset Value	12.9%	7.1%	13.1%
Ratios/Supplemental data:
Ratio of total expenses to average net assets(3)	1.36%	1.33%	1.12%
Ratio of net investment income to average net assets	0.32%	0.21%	0.57%
Ratio of total distributions to average net assets	10.25%	10.13%	10.16%
Portfolio turnover rate(4)	36.54%	40.96%	115.39%
Net assets – end of period (in thousands)	$160,663	$155,208	$156,903

See accompanying notes to financial statements.

(1)   Per share amounts calculated based on average shares outstanding during the period.

(2)   Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation to be fully subscribed under the terms of the rights offering. Please note that the Fund’s total investment return does not reflect the deduction of taxes that a stockholder would pay on Fund distributions or the sale of Fund shares.  Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

(3)   For the years ended December 31, 2006, 2005 and 2004, the ratio of total expenses to average net assets excluding interest expense was 0.92%, 0.97% and 0.99%, respectively. For all prior years presented, the interest expense, if any, was less than 0.01%.

(4)   A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding short-term investments) for a year and dividing it by the monthly average of the market value of the portfolio securities during the year. Purchases and sales of investment securities (excluding short-term securities) for the year ended December 31, 2006 were $62,105,818 and $79,805,903, respectively.

	For the year ended December 31,

	2003	2002
Per Share Data
(for a share outstanding throughout each period)
Net asset value – beginning of period	$4.85	$6.94
Investment operations(1)
Net investment income	0.01	0.04
Net gain (loss) on investments	1.23	(1.40)
Total from investment operations	1.24	(1.36)

Distributions
From net investment income	(0.01)	(0.04)
From net realized gains on investments	—	—
Return of capital	(0.50)	(0.52)
Total distributions	(0.51)	(0.56)

Capital Share Transactions
Dilutive effects of rights offerings	—	(0.16)
Offering costs charged to paid in capital	—	(0.01)
Total capital share transactions	—	(0.17)
Net asset value, end of period	$5.58	$4.85
Per share market value, end of period	$6.14	$4.59

Total investment return(2) based on:
Market Value	46.9%	(32.2%)
Net Asset Value	26.4%	(20.6%)
Ratios/Supplemental data:
Ratio of total expenses to average net assets(3)	1.13%	0.93%
Ratio of net investment income to average net assets	0.27%	0.64%
Ratio of total distributions to average net assets	10.07%	10.15%
Portfolio turnover rate(4)	52.58%	65.86%
Net assets – end of period (in thousands)	$150,057	$128,713

See accompanying notes to financial statements.

(1)   Per share amounts calculated based on average shares outstanding during the period.

(2)   Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation to be fully subscribed under the terms of the rights offering. Please note that the Fund’s total investment return does not reflect the deduction of taxes that a stockholder would pay on Fund distributions or the sale of Fund shares.  Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

(3)   For the years ended December 31, 2006, 2005 and 2004, the ratio of total expenses to average net assets excluding interest expense was 0.92%, 0.97% and 0.99%, respectively. For all prior years presented, the interest expense, if any, was less than 0.01%.

(4)   A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding short-term investments) for a year and dividing it by the monthly average of the market value of the portfolio securities during the year. Purchases and sales of investment securities (excluding short-term securities) for the year ended December 31, 2006 were $62,105,818 and $79,805,903, respectively.

BLUE CHIP VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Blue Chip Value Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation – All securities of the Fund are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m. (Eastern Time), on each day that the NYSE is open. Listed securities are generally valued at the last sales price as of the close of regular trading on the NYSE. Securities traded on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) are generally valued at the NASDAQ Official Closing Price (“NOCP”). In the absence of sales and NOCP, such securities are valued at the mean of the bid and asked prices.

     Securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

     When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value determined in good faith by or under the direction of the Board of Directors. Factors which may be considered when determining the fair value of a security include (a) the fundamental data relating to the investment; (b) an evaluation of the forces which influence the market in which the security is sold, including the liquidity and depth of the market; (c) the market value at date of purchase; (d) information as to any transactions or offers with respect to the security or comparable securities; and (e) any other relevant matters.

Investment Transactions – Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are determined on the “specific identification” basis for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income, which includes interest earned on money market funds, is accrued and recorded daily.

Federal Income Taxes – The Fund intends to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its stockholders. Therefore, no provision has been made for federal income taxes.

The tax character of the distributions paid was as follows:

	Year Ended	Year Ended
	December 31,	December 31,
	2006	2005

Distributions paid from:
Ordinary income	$960,443	$1,073,408
Long-term capital gain	3,064,915	2,440,387
Return of capital	12,139,609	12,152,100
Total	$16,164,967	$15,665,895

     As of December 31, 2006 the components of distributable earnings on a tax basis were as follows:

Accumulated net realized gain	$0
Net unrealized appreciation/(depreciation)	31,740,130
Total	$31,740,130

     The difference between book basis and tax basis is attributable to the tax deferral of losses on wash sales and post-October losses.

Distributions to Stockholders – Distributions to stockholders are recorded on the ex-dividend date.

     The Fund currently maintains a “managed distribution policy” which distributes at least 2.5% of its net asset value quarterly to its stockholders. These fixed distributions are not related to the amount of the Fund’s net investment income or net realized capital gains or losses and will be classified to conform to the tax reporting requirements of the Internal Revenue Code.

     Denver Investment Advisors LLC (“DenverIA”) generally seeks to minimize realized capital gain distributions without generating capital loss carryforwards. As such, if the Fund’s total distributions required by the fixed quarterly payout policy for the year exceed the Fund’s “current and accumulated earnings and profits,” the excess will be treated as non-taxable return of capital, reducing the stockholder’s adjusted basis in his or her shares. Although capital loss carryforwards may offset any current year net realized capital gains, such amounts do not reduce the Fund’s “current earnings and profits.” Therefore, to the extent that current year net realized capital gains are offset by capital loss carryforwards, such excess distributions would be classified as taxable ordinary income rather than non-taxable return of capital. In this situation, the Fund’s Board of Directors would consider that factor, among others, in determining whether to retain, alter or eliminate the “managed distribution policy.” The Fund’s distribution policy may be changed at the discretion of the Fund’s Board of Directors. At this time, the Board of Directors has no plans to change the current policy.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and disclosures made in the accompanying notes to the financial statements. Actual results could differ from those estimates.

2. UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS (TAX BASIS)

As of December 31, 2006:
Gross appreciation (excess of value over tax cost)	$31,875,032
Gross depreciation (excess of tax cost over value)	(134,902)
Net unrealized appreciation/(depreciation)	$31,740,130
Cost of investments for income tax purposes	$141,391,517

3. INVESTMENT ADVISORY AND ADMINISTRATION SERVICES

     The Fund has an Investment Advisory Agreement with Denver Investment Advisors LLC (“DenverIA”), whereby a management fee is paid to DenverIA based on an annual rate of 0.65% of the Fund’s average weekly net assets up to $100,000,000 and 0.50% of the Fund’s average weekly net assets in excess of $100,000,000. The management fee is paid monthly based on the average of the net assets of the Fund computed as of the last business day the New York Stock Exchange is open each week. Certain officers and a director of the Fund are also officers of DenverIA.

     ALPS Fund Services, Inc. (“ALPS”) and DenverIA serve as the Fund’s co-administrators. The Administrative Agreement includes the Fund’s administrative and fund accounting services. The administrative services fee is based on an annual rate for ALPS and DenverIA, respectively, of 0.0835% and

0.01% of the Fund’s average daily net assets up to $75,000,000, 0.04%, and 0.005% of the Fund’s average daily net assets between $75,000,000 and $125,000,000, and 0.02% and 0.005% of the Fund’s average daily net assets in excess of $125,000,000 plus certain out-of-pocket expenses. The administrative service fee is paid monthly.

     Effective February 7, 2006, the administrative services fee for ALPS was increased to an annual rate of 0.0855% of the Fund’s average daily net assets up to $75,000,000. The remaining breakpoint fee schedule is unchanged.

     The Directors have appointed a Chief Compliance Officer who is also Treasurer of the Fund and an employee of DenverIA. The Directors agreed that the Fund would reimburse DenverIA a portion of his compensation for his services as the Fund’s Chief Compliance Officer.

4. LINE OF CREDIT

     The Fund has a line of credit with The Bank of New York (“BONY”) in which the Fund may borrow up to the lesser of $15,000,000 or the maximum amount the Fund is permitted to borrow under the Investment Company Act of 1940. The interest rate resets daily at overnight Federal Funds Rate plus 0.825%. The borrowings under the BONY loan are secured by a perfected security interest on all of the Fund’s assets.

Details of the line of credit are as follows:

		Average for
	As of	Year Ended
	December 31,	December 31,
	2006	2006

Loan outstanding	$8,280,000	$11,994,575
Interest rate	6.08%*	5.79%
% of Fund’s total assets	4.78%	6.92%
Amount of debt per share
outstanding	$0.30	$0.43
Number of shares outstanding
(in thousands)	28,022	27,858**

**Annualized
**Weighted average

5. NEW ACCOUNTING PRONOUNCEMENTS

     In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 – Accounting for Uncertainty in Income Taxes, that requires the tax effects of certain tax positions to be recognized. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. Management of the Fund currently believes that FASB Interpretation No. 48 will have no impact on the Fund’s financial statements.

     In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS No. 157). SFAS No. 157 defines fair value for securities in the Fund’s portfolio, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact adoption of SFAS No. 157 will have on the Fund’s financial statement disclosures.

BOARD OF DIRECTORS

Kenneth V. Penland, Chairman

Todger Anderson, Director

Lee W. Mather, Jr, Director

Gary P. McDaniel, Director

Richard C. Schulte, Director

Roberta M. Wilson, Director

OFFICERS

Kenneth V. Penland, Chairman

Todger Anderson, President

Mark M. Adelmann, Vice President

Joan Ohlbaum Swirsky, Secretary

Jasper R. Frontz, Treasurer, Chief Compliance Officer

Investment Adviser/Co-Administrator

Denver Investment Advisors LLC

1225 17th Street, 26th Floor

Denver, CO 80202

Stockholder Relations

Margaret R. Jurado

(800) 624-4190 (option #2)

e-mail: blu@denveria.com

Custodian

Bank of New York

One Wall Street

New York, NY 10286

Co-Administrator

ALPS Fund Services, Inc.

1625 Broadway, Suite 2200

Denver, CO 80202

Transfer Agent

Dividend Reinvestment Plan Agent

(Questions regarding your Account)

Mellon Investor Services, LLC

480 Washington Blvd.

Jersey City, NJ 07310

(800) 624-4190 (option #1)

www.melloninvestor.com

NYSE Symbol—BLU

www.blu.com

Item 2 - Code of Ethics

(a)

The registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e)	Not applicable.

(f)	The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3 - Audit Committee Financial Expert

The Board of Directors of the registrant has determined that the registrant has at least one "audit committee financial expert" serving on its audit committee.  The Board of Directors has designated Gary P. McDaniel and Roberta M. Wilson as the registrant's "audit committee financial experts."  Mr. McDaniel and Ms. Wilson are "independent" as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a)          Audit Fees:  For the Registrant's fiscal years ended December 31, 2006 and December 31, 2005, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements were $22,000 and $19,000, respectively.

(b)          Audit-Related Fees:  In Registrant's fiscal years ended December 31, 2006 and December 31, 2005, no fees were billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item.

(c)           Tax Fees:  For the Registrant's fiscal years ended December 31, 2006 and December 31, 2005, aggregate fees of $2,310 and $2,150, respectively, were billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The fiscal year 2004 tax fees were for tax return preparation services and assistance in preparing an application to change accounting method for the Registrant.

(d)          All Other Fees:  For the Registrant's fiscal year ended December 31, 2006 and December 31, 2005, no fees were billed to Registrant by the principal accountant for services other than the services reported in paragraph (a) through (c).

(e) (1)     Audit Committee Pre-Approval Policies and Procedures:  The Registrant's Audit Committee has not adopted pre-approval policies and procedures.  Instead, the Audit Committee approves on a case-by-case basis each audit or non-audit service before the engagement.

            (e) (2)     No services described in paragraphs (b) through (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)           Not applicable.

(g)          Aggregate non-audit fees of $2,310 were billed by the Registrant's principal accountant for services rendered to the Registrant and to Registrant's investment adviser for the Registrant's fiscal year ended December 31, 2006 and aggregate non-audit fees of $2,150 were billed by the Registrant's principal accountant for services rendered to the Registrant and to Registrant's investment adviser for the Registrant's fiscal year ended December 31, 2005.

(h)          Not applicable.

Item 5 - Audit Committee of Listed Registrants

(a)          The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchanges Act.  The committee members are:  Roberta M. Wilson, Richard C. Schulte, Lee W. Mather, Jr. and Gary P. McDaniel.

(b)          Not applicable.

Item 6 - Schedule of Investments

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Registrant's Board of Directors, at their February 2007 Board meeting, delegated to its investment adviser, Denver Investment Advisors, subject to the supervision of the Board, the authority to vote Registrant's proxies relating to portfolio securities and directed Denver Investment Advisors to follow and apply Denver Investment Advisors' proxy voting policies and procedures when voting such proxies.  A copy of Denver Investment Advisors' Proxy Voting Policy which sets forth the guidelines to be utilized by Denver Investment Advisors in voting proxies for the Registrant follows.

Denver Investment Advisors LLC Proxy Voting Policy

Denver Investment Advisors LLC ("DenverIA"), unless otherwise directed by our clients, will make reasonable attempts to research, vote and record all proxy ballots for the security positions we maintain on our clients' behalf.  To execute this responsibility to the highest standard, DenverIA relies heavily on its subscription to the ISS Proxy Voting system ("VoteX").  Institutional Shareholder Services ("ISS") provides proxy research and recommendations, as well as automated voting and record keeping, and is the world's leader in these services. Although ISS offers other consulting services to companies that it also makes proxy vote recommendations on, we review their policies a minimum of once per year and will only use ISS as long as we deem them independent.

1     We fully review annually ISS Proxy Voting Guidelines and follow their recommendations on most issues for shareholder vote.  Subcategories within the guidelines include:

    1)   Operational Items

    2)   Board of Directors

    3)   Proxy Contests

    4)   Anti-takeover Defenses and Voting Related Issues

    5)   Mergers and Corporate Restructurings

    6)   State of Incorporation

    7)   Capital Structure

    8)   Executive and Director Compensation

    9)   Social and Environmental Issues

  10)   Mutual Fund Proxies

  11)   Global Proxy Voting Matters

In the rare instance where our portfolio research or security Analyst believes that any ISS recommendation would be to the detriment of our investment clients, we can and will override the ISS recommendation through a manual vote.  The final authorization to override an ISS recommendation must be approved by the CCO, Executive Manager or Compliance Committee other than the Analyst. A written record supporting the decision to override the ISS recommendation will be maintained.

Special considerations are made for stocks traded on foreign exchanges.  Specifically, if voting will hinder or impair the liquidity of these stocks, DenverIA will not exercise its voting rights.

For any matters subject to proxy vote for mutual funds in which DenverIA is an affiliated party, DenverIA will vote on behalf of clients invested in such mutual funds in accordance with ISS, with no exceptions.

Client information is automatically recorded in "VoteX" for record keeping.  For accounts custodied at financial institutions that are not clients of ISS, physical proxy cards are received, marked and returned for voting.  Those votes are then manually recorded in "VoteX".  For client accounts held in an omnibus registration, ballots that are received will be voted, but no records for individual accounts held in omnibus registration are maintained.

DenverIA maintains proxy data showing the voting pattern on specific issues - either for an individual meeting or for all proxies voted within a specified time period, in addition to proxy voting on individual client accounts.

Upon request we have available ISS Proxy Voting Guidelines Summary documentation from the ISS Proxy Voting manual.

Last Amended: December 2006

ISS 2007 Proxy Voting Guidelines Summary
Effective for Meetings Feb 1, 2007
Updated December 15, 2006

The following is a condensed version of the proxy voting recommendations contained in the ISS Proxy Voting Manual.

1. Operational Items	6
Adjourn Meeting	6
Amend Quorum Requirements	6
Amend Minor Bylaws	6
Auditor Indemnification and Limitation of Liability	6
Auditor Ratification	6
Change Company Name	7
Change Date, Time, or Location of Annual Meeting	7
Transact Other Business	7

2. Board of Directors:	8
Voting on Director Nominees in Uncontested Elections	8
2007 Classification of Directors	10
Age Limits	11
Board Size	11
Classification/Declassification of the Board	11
Cumulative Voting	11
Director and Officer Indemnification and Liability Protection	12
Establish/Amend Nominee Qualifications	12
Filling Vacancies/Removal of Directors	12
Independent Chair (Separate Chair/CEO)	13
Majority of Independent Directors/Establishment of Committees	13
Majority Vote Shareholder Proposals	13
Office of the Board	14
Open Access	14
Performance Test for Directors	14
Stock Ownership Requirements	15
Term Limits	15

3. Proxy Contests	16
Voting for Director Nominees in Contested Elections	16
Reimbursing Proxy Solicitation Expenses	16
Confidential Voting	16

4. Antitakeover Defenses and Voting Related Issues	17
Advance Notice Requirements for Shareholder Proposals/Nominations	17
Amend Bylaws without Shareholder Consent	17
Poison Pills	17
Shareholder Ability to Act by Written Consent	17
Shareholder Ability to Call Special Meetings	17
Supermajority Vote Requirements	17

5. Mergers and Corporate Restructurings	18
Overall Approach	18
Appraisal Rights	18

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Asset Purchases	18
Asset Sales	19
Bundled Proposals	19
Conversion of Securities	19
Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse
Leveraged Buyouts/Wrap Plans	19
Formation of Holding Company	19
Going Private Transactions (LBOs, Minority Squeezeouts, and Going Dark)	20
Joint Ventures	20
Liquidations	20
Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition	20
Private Placements/Warrants/Convertible Debentures	20
Spinoffs	21
Value Maximization Proposals	21

6. State of Incorporation	22
Control Share Acquisition Provisions	22
Control Share Cash-out Provisions	22
Disgorgement Provisions	22
Fair Price Provisions	22
Freeze-out Provisions	22
Greenmail	22
Reincorporation Proposals	23
Stakeholder Provisions	23
State Antitakeover Statutes	23

7. Capital Structure	24
Adjustments to Par Value of Common Stock	24
Common Stock Authorization	24
Dual-Class Stock	24
Issue Stock for Use with Rights Plan	24
Preemptive Rights	24
Preferred Stock	24
Recapitalization	25
Reverse Stock Splits	25
Share Repurchase Programs	25
Stock Distributions: Splits and Dividends	25
Tracking Stock	25

8. Executive and Director Compensation	26
Equity Compensation Plans	26
Cost of Equity Plans	26
Repricing Provisions	26
Pay-for Performance Disconnect	26
Three-Year Burn Rate/Burn Rate Commitment	28
Poor Pay Practices	29
Specific Treatment of Certain Award Types in Equity Plan Evaluations:	30
Dividend Equivalent Rights	30
Liberal Share Recycling Provisions	30
Other Compensation Proposals and Policies	30
401(k) Employee Benefit Plans	30
Director Compensation	30
Director Retirement Plans	31
Employee Stock Ownership Plans (ESOPs)	31
Employee Stock Purchase Plans-- Qualified Plans	31

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Employee Stock Purchase Plans-- Non-Qualified Plans	31
Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related	32
Compensation Proposals)	32
Options Backdating	32
Option Exchange Programs/Repricing Options	32
Stock Plans in Lieu of Cash	33
Transfer Programs of Stock Options	33
Shareholder Proposals on Compensation	33
Advisory Vote on Executive Compensation (Say-on-Pay)	33
Compensation Consultants- Disclosure of Board or Company’s Utilization	33
Disclosure/Setting Levels or Types of Compensation for Executives and Directors	34
Option Repricing	34
Pay for Superior Performance	34
Pension Plan Income Accounting	34
Performance-Based Awards	35
Severance Agreements for Executives/Golden Parachutes	35
Supplemental Executive Retirement Plans (SERPs)	35

9. Corporate Responsibility	36
Consumer Issues and Public Safety	36
Animal Rights	36
Drug Pricing	36
Drug Reimportation	36
Genetically Modified Foods	36
Handguns	37
HIV/AIDS	37
Predatory Lending	37
Tobacco	38
Toxic Chemicals	38
Environment and Energy	38
Arctic National Wildlife Refuge	38
CERES Principles	39
Climate Change	39
Concentrated Area Feeding Operations (CAFOs)	39
Environmental-Economic Risk Report	39
Environmental Reports	39
Global Warming	40
Kyoto Protocol Compliance	40
Land Use	40
Nuclear Safety	40
Operations in Protected Areas	40
Recycling	40
Renewable Energy	41
Sustainability Report	41
General Corporate Issues	41
Charitable/Political Contributions	41
Disclosure of Lobbying Expenditures/Initiatives	42
Link Executive Compensation to Social Performance	42
Outsourcing/Offshoring	42
Labor Standards and Human Rights	42
China Principles	42
Country-specific Human Rights Reports	42
International Codes of Conduct/Vendor Standards	42
MacBride Principles	43
Military Business	43

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Foreign Military Sales/Offsets	43
Landmines and Cluster Bombs	43
Nuclear Weapons	44
Operations in Nations Sponsoring Terrorism (e.g., Iran)	44
Spaced-Based Weaponization	44
Workplace Diversity	44
Board Diversity	44
Equal Employment Opportunity (EEO)	44
Glass Ceiling	45
Sexual Orientation	45

10. Mutual Fund Proxies	46
Election of Directors	46
Converting Closed-end Fund to Open-end Fund	46
Proxy Contests	46
Investment Advisory Agreements	46
Approving New Classes or Series of Shares	46
Preferred Stock Proposals	46
1940 Act Policies	46
Changing a Fundamental Restriction to a Nonfundamental Restriction	47
Change Fundamental Investment Objective to Nonfundamental	47
Name Change Proposals	47
Change in Fund's Subclassification	47
Disposition of Assets/Termination/Liquidation	47
Changes to the Charter Document	47
Changing the Domicile of a Fund	48
Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval .	48
Distribution Agreements	48
Master-Feeder Structure	48
Mergers	48
Shareholder Proposals for Mutual Funds	48
Establish Director Ownership Requirement	48
Reimburse Shareholder for Expenses Incurred	48
Terminate the Investment Advisor	48

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1. Operational Items

Adjourn Meeting

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

Amend Quorum Requirements

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Auditor Indemnification and Limitation of Liability

Consider the issue of auditor indemnification and limitation of liability on a CASE-BY-CASE basis. Factors to be assessed include, but are not limited to:

  The terms of the auditor agreement- the degree to which these agreements impact shareholders' rights;
  Motivation and rationale for establishing the agreements;
  Quality of disclosure; and
  Historical practices in the audit area.

WTHHOLD against members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

  An auditor has a financial interest in or association with the company, and is therefore not independent,
  There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position, or
  Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

Non-audit (“other”) fees >audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns, refund claims and tax payment planning. All other services in the tax category, such as tax advice, planning or consulting should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

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Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

  The tenure of the audit firm;
  The length of rotation specified in the proposal;
  Any significant audit-related issues at the company;
  The number of Audit Committee meetings held each year;
  The number of financial experts serving on the committee; and
  Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

Change Company Name

Vote FOR proposals to change the corporate name.

Change Date, Time, or Location of Annual Meeting

Vote FOR management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable.

Transact Other Business

Vote AGAINST proposals to approve other business when it appears as voting item.

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2. Board of Directors:

Voting on Director Nominees in Uncontested Elections

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

  Composition of the board and key board committees;
  Attendance at board and committee meetings;
  Corporate governance provisions and takeover activity;
  Disclosures under Section 404 of Sarbanes-Oxley Act;
  Long-term company performance relative to a market and peer index;
  Extent of the director’s investment in the company;
  Existence of related party transactions;
  Whether the chairman is also serving as CEO;
  Whether a retired CEO sits on the board;
  Number of outside boards at which a director serves;
  Majority vote standard for director elections without a provision to allow for plurality voting when there are more nominees than seats.

WITHHOLD from individual directors who:

  Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);
  Sit on more than six public company boards;
  Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards.

WITHHOLD from the entire board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

  The company’s proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, withhold from all incumbent directors;
  The company’s poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;
  The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption, or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue;
  The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;
  The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;
  The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
  At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;
  The company is a Russell 3000 company that underperformed its industry group (GICS group) under the criteria discussed in the section “Performance Test for Directors”.

WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:

  The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

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  The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
  The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;
  The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

  The non - audit fees paid to the auditor are excessive (see discussion under Auditor Ratification);
  A material weakness identified in the Section 404 Sarbanes-Oxley Act disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms;
  There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

WITHHOLD from the members of the Compensation Committee if:

  There is a negative correlation between the chief executive’s pay and company performance (see discussion under Equity Compensation Plans);
  The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;
  The company fails to submit one-time transfers of stock options to a shareholder vote;
  The company fails to fulfill the terms of a burn rate commitment they made to shareholders;
  The company has backdated options (see “Options Backdating” policy);
  The company has poor compensation practices (see “Poor Pay Practices” policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

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2007 Classification of Directors

Inside Director (I)
  Employee of the company or one of its affiliates1;
  Non-employee officer of the company if among the five most highly paid individuals (excluding interim CEO);
  Listed as a Section 16 officer2;
  Current interim CEO;
  Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a defined group).

Affiliated Outside Director (AO)

  Board attestation that an outside director is not independent;
  Former CEO of the company;
  Former CEO of an acquired company within the past five years;
  Former interim CEO if the service was longer than 18 months. If the service was between twelve and eighteen months an assessment of the interim CEO’s employment agreement will be made;3
  Former executive2 of the company, an affiliate or an acquired firm within the past five years;
  Executive2 of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years;
  Executive, former executive, general or limited partner of a joint venture or partnership with the company;
  Relative4 of a current Section 16 officer of company or its affiliates;
  Relative4 of a current employee of company or its affiliates where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role);
  Relative4 of former Section 16 officer, of company or its affiliate within the last five years;
  Currently provides (or a relative4 provides) professional services5 to the company, to an affiliate of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year;
  Employed by (or a relative4 is employed by) a significant customer or supplier6;
  Has (or a relative4 has) any transactional relationship with the company or its affiliates excluding investments in the company through a private placement; 6
  Any material financial tie or other related party transactional relationship to the company;
  Party to a voting agreement to vote in line with management on proposals being brought to shareholder vote;
  Has (or a relative4 has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation and Stock Option Committee; 7
  Founder 8 of the company but not currently an employee;
  Is (or a relative4 is) a trustee, director or employee of a charitable or non-profit organization that receives grants or endowments6 from the company or its affiliates1.

Independent Outside Director (IO)

  No material9 connection to the company other than a board seat.

Footnotes:

1 “Affiliate” includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

2 “Executives” (officers subject to Section 16 of the Securities and Exchange Act of 1934) include the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division or policy function).

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3 ISS will look at the terms of the interim CEO’s employment contract to determine if it contains severance pay, long-term health and pension benefits or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was underway for a full-time CEO at the time.

4 “Relative” follows the SEC’s new definition of “immediate family members” which covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

5 Professional services can be characterized as advisory in nature and generally include the following: investment banking / financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

6 If the company makes or receives annual payments exceeding the greater of $200,000 or five percent of the recipient’s gross revenues. (The recipient is the party receiving the financial proceeds from the transaction).

7 Interlocks include: (a) executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board) or (b) executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

8 The operating involvement of the Founder with the company will be considered. Little to no operating involvement may cause ISS to deem the Founder as an independent outsider.

9 For purposes of ISS' director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Age Limits
Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through mandatory retirement ages.

Board Size
Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board
Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Cumulative Voting
Generally vote AGAINST proposals to eliminate cumulative voting.

Generally vote FOR proposals to restore or provide for cumulative voting unless the company meets all of the following criteria:

  Majority vote standard in director elections, including a carve-out for plurality voting in contested situations;
  Annually elected board;
  Two-thirds of the board composed of independent directors;
  Nominating committee composed solely of independent directors;

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  Confidential voting; however, there may be a provision for suspending confidential voting during proxy contests;
  Ability of shareholders to call special meetings or act by written consent with 90 days' notice;
  Absence of superior voting rights for one or more classes of stock;
  Board does not have the right to change the size of the board beyond a stated range that has been approved by shareholders;
  The company has not under-performed its both industry peers and index on both a one-year and three-year total shareholder returns basis*, unless there has been a change in the CEO position within the last three years; and
  No director received a WITHHOLD vote level of 35% or more of the votes cast in the previous election.

* Starting in 2007, the industry peer group used for this evaluation will change from the 4-digit GICS group to the average of the 12 companies in the same 6-digit GICS group that are closest in revenue to the company. To fail, the company must under-perform its index and industry group on all 4 measures (1 and 3 year on industry peers and index).

Director and Officer Indemnification and Liability Protection
Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote AGAINST proposals that would expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company's board (i.e. "permissive indemnification") but that previously the company was not required to indemnify.

Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

  If the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and
  If only the director’s legal expenses would be covered.

Establish/Amend Nominee Qualifications
Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

Filling Vacancies/Removal of Directors
Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholders’ ability to remove directors with or without cause.

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Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chair (Separate Chair/CEO)
Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

  Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:
  -       Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,
  -     Serves as liaison between the chairman and the independent directors,
  -     Approves information sent to the board,
  -     Approves meeting agendas for the board,
  -     Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,
  -     Has the authority to call meetings of the independent directors,
  -     If requested by major shareholders, ensures that he is available for consultation and direct communication;
  Two-thirds independent board;
  All-independent key committees;
  Established governance guidelines;
  The company should not have underperformed both its industry peers and index on both a one-year and three-year total shareholder returns basis*, unless there has been a change in the Chairman/CEO position within that time;
  The company does not have any problematic governance issues.

* Starting in 2007, the industry peer group used for this evaluation will change from the 4-digit GICS group to the average of the 12 companies in the same 6-digit GICS group that are closest in revenue to the company. To fail, the company must under-perform its index and industry group on all 4 measures (1 and 3 year on industry peers and index).

Majority of Independent Directors/Establishment of Committees
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’ definition of independent outsider. (See Classification of Directors.)

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Majority Vote Shareholder Proposals
Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

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Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Office of the Board

Generally vote FOR shareholders proposals requesting that the board establish an Office of the Board of Directors in order to facilitate direct communications between shareholders and non-management directors, unless the company has all of the following:

  Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;
  Effectively disclosed information with respect to this structure to its shareholders;
  Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and
  The company has an independent chairman or a lead/presiding director, according to ISS’ definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

Open Access
Generally vote FOR reasonably crafted shareholder proposals providing shareholders with the ability to nominate director candidates to be included on management’s proxy card, provided the proposal substantially mirrors the SEC’s proposed two-trigger formulation (see the proposed “Security Holder Director Nominations” rule (http://www.sec.gov/rules/proposed/34-48626.htm) or ISS’ comment letter to the SEC dated 6/13/2003, available on ISS website under Governance Center- ISS Position Papers).

Performance Test for Directors

WITHHOLD from directors of Russell 3000 companies that underperformed relative to their industry peers. The criterion used to evaluate such underperformance is a combination of four performance measures:

One measurement will be a market-based performance metric and three measurements will be tied to the company’s operational performance. The market performance metric in the methodology is five-year Total Shareholder Return (TSR) on a relative basis within each four-digit GICS group. The three operational performance metrics are sales growth, EBITDA growth, and pre-tax operating Return on Invested Capital (ROIC) on a relative basis within each four-digit GICS group. All four metrics will be time-weighted as follows: 40 percent on the trailing 12 month period and 60 percent on the 48 month period prior to the trailing 12 months. This methodology emphasizes the company’s historical performance over a five-year period yet also accounts for near-term changes in a company’s performance.

The table below summarizes the new framework:

Metrics	Basis of Evaluation	Weighting	2nd Weighting
Operational Performance			50%
5-year Average pre-tax operating ROIC	Management efficiency in deploying assets	33.3%
5-year Sales Growth	Top-Line	33.3%
5-year EBITDA Growth	Core-earnings	33.3%
Sub Total		100%

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Stock Performance		50%
5-year TSR	Market
Total		100%

Adopt a two-phased approach. In 2007 (Year 1), the worst performers (bottom five percent) within each of the 24 GICS groups will automatically receive cautionary language, except for companies that have already received cautionary language or withhold votes in 2006 under the current policy. The latter may be subject to withhold votes in 2007. For 2008 (Year 2), WITHHOLD votes from director nominees if a company continues to be in the bottom five percent within its GICS group for that respective year and/or shows no improvement in its most recent trailing 12 months operating and market performance relative to its peers in its GICS group. This policy would be applied on a rolling basis going forward.

Stock Ownership Requirements
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is desired, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

Term Limits
Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

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3. Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

  Long-term financial performance of the target company relative to its industry;

  Management’s track record;

  Background to the proxy contest;

  Qualifications of director nominees (both slates);

  Strategic plan of dissident slate and quality of critique against management;

  Likelihood that the proposed goals and objectives can be achieved (both slates);

  Stock ownership positions.

Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Confidential Voting
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

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4. Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations
Vote CASE-BY-CASE on advance notice proposals, supporting those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

Amend Bylaws without Shareholder Consent
Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

  Shareholders have approved the adoption of the plan; or
  The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

  No lower than a 20% trigger, flip-in or flip-over;
  A term of no more than three years;
  No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
  Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Shareholder Ability to Act by Written Consent
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote.
Vote FOR proposals to lower supermajority vote requirements.

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© 2006 Institutional Shareholder Services Inc. All Rights Reserved.

5. Mergers and Corporate Restructurings

Overall Approach

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

  Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

  Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Appraisal Rights
Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases
Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

  Purchase price;
  Fairness opinion;
  Financial and strategic benefits;
  How the deal was negotiated;
  Conflicts of interest;
  Other alternatives for the business;
  Non-completion risk.

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Asset Sales
Vote CASE-BY-CASE on asset sales, considering the following factors:

  Impact on the balance sheet/working capital;
  Potential elimination of diseconomies;
  Anticipated financial and operating benefits;
  Anticipated use of funds;
  Value received for the asset;
  Fairness opinion;
  How the deal was negotiated;
  Conflicts of interest.

Bundled Proposals
Vote CASE-BY-CASE on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities
Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans
Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, taking into consideration the following:

  Dilution to existing shareholders' position;
  Terms of the offer;
  Financial issues;
  Management's efforts to pursue other alternatives;
  Control issues;
  Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company
Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:

  The reasons for the change;
  Any financial or tax benefits;
  Regulatory benefits;
  Increases in capital structure;
  Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

  Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital Structure”);
  Adverse changes in shareholder rights.

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© 2006 Institutional Shareholder Services Inc. All Rights Reserved.

Going Private Transactions (LBOs, Minority Squeezeouts, and Going Dark)
Vote CASE-BY-CASE on going private transactions, taking into account the following:

  Offer price/premium;
  Fairness opinion;
  How the deal was negotiated;
  Conflicts of interest;
  Other alternatives/offers considered; and
  Non-completion risk.

Vote CASE-BY-CASE on “going dark” transactions, determining whether the transaction enhances shareholder value by taking into consideration:

  Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);
  Cash-out value;
  Whether the interests of continuing and cashed-out shareholders are balanced; and
  The market reaction to public announcement of transaction.

Joint Ventures
Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

  Percentage of assets/business contributed;
  Percentage ownership;
  Financial and strategic benefits;
  Governance structure;
  Conflicts of interest;
  Other alternatives;
  Noncompletion risk.

Liquidations
Vote CASE-BY-CASE on liquidations, taking into account the following:

  Management’s efforts to pursue other alternatives;
  Appraisal value of assets; and
  The compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition
Vote CASE-BY-CASE on mergers and acquisitions, determining whether the transaction enhances shareholder value by giving consideration to items listed under “Mergers and Corporate Restructurings: Overall Approach.”

Private Placements/Warrants/Convertible Debentures
Vote CASE-BY-CASE on proposals regarding private placements, taking into consideration:

  Dilution to existing shareholders' position;
  Terms of the offer;
  Financial issues;
  Management’s efforts to pursue other alternatives;
  Control issues;
  Conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

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© 2006 Institutional Shareholder Services Inc. All Rights Reserved.

Spinoffs
Vote CASE-BY-CASE on spin-offs, considering:

  Tax and regulatory advantages;
  Planned use of the sale proceeds;
  Valuation of spinoff;
  Fairness opinion;
  Benefits to the parent company;
  Conflicts of interest;
  Managerial incentives;
  Corporate governance changes;
  Changes in the capital structure.

Value Maximization Proposals
Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors:

  Prolonged poor performance with no turnaround in sight;
  Signs of entrenched board and management;
  Strategic plan in place for improving value;
  Likelihood of receiving reasonable value in a sale or dissolution; and
  Whether company is actively exploring its strategic options, including retaining a financial advisor.

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© 2006 Institutional Shareholder Services Inc. All Rights Reserved.

6. State of Incorporation

Control Share Acquisition Provisions
Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

Control Share Cash-out Provisions
Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote FOR proposals to opt out of control share cash-out statutes.

Disgorgement Provisions
Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.

Vote FOR proposals to opt out of state disgorgement provisions.

Fair Price Provisions
Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-out Provisions
Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

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Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Reincorporation Proposals
Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including:

  The reasons for reincorporating;
  A comparison of the governance provisions;
  Comparative economic benefits; and
  A comparison of the jurisdictional laws.

Vote FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes.

Stakeholder Provisions
Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes
Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

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7. Capital Structure

Adjustments to Par Value of Common Stock
Vote FOR management proposals to reduce the par value of common stock.

Common Stock Authorization
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company’s ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:

  Rationale;
  Good performance with respect to peers and index on a five-year total shareholder return basis;
  Absence of non-shareholder approved poison pill;
  Reasonable equity compensation burn rate;
  No non-shareholder approved pay plans; and
  Absence of egregious equity compensation practices.

Dual-Class Stock
Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

  It is intended for financing purposes with minimal or no dilution to current shareholders;
  It is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preemptive Rights
Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration: the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

Preferred Stock
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

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Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

Recapitalization
Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

  More simplified capital structure;
  Enhanced liquidity;
  Fairness of conversion terms;
  Impact on voting power and dividends;
  Reasons for the reclassification;
  Conflicts of interest; and
  Other alternatives considered.

Reverse Stock Splits
Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue based on the allowable increased calculated using the Capital Structure model.

Share Repurchase Programs
Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends
Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

Tracking Stock
Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

  Adverse governance changes;
  Excessive increases in authorized capital stock;
  Unfair method of distribution;
  Diminution of voting rights;
  Adverse conversion features;
  Negative impact on stock option plans; and
  Alternatives such as spin-off.

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© 2006 Institutional Shareholder Services Inc. All Rights Reserved.

8. Executive and Director Compensation Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

  The total cost of the company’s equity plans is unreasonable;
  The plan expressly permits the repricing of stock options without prior shareholder approval;
  There is a disconnect between CEO pay and the company’s performance;
  The company’s three year burn rate exceeds the greater of 2% and the mean plus 1 standard deviation of its industry group; or
  The plan is a vehicle for poor pay practices. Each of these factors is further described below:

Cost of Equity Plans
Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s allowable cap.

Repricing Provisions
Vote AGAINST plans that expressly permit the repricing of underwater stock options without prior shareholder approval, even if the cost of the plan is reasonable. Also, WITHHOLD from members of the Compensation Committee who approved and/or implemented an option exchange program by repricing and buying out underwater options for stock, cash or other consideration or canceling underwater options and regranting options with a lower exercise price without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Pay-for Performance Disconnect
Generally vote AGAINST plans in which:

  there is a disconnect between the CEO’s pay and company performance (an increase in pay and a decrease in performance);
  the main source of the pay increase (over half) is equity-based, and

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  the CEO is a participant of the equity proposal.

Performance decreases are based on negative one- and three-year total shareholder returns. CEO pay increases are based on the CEO’s total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, value of non-equity incentive payouts, change in pension value and nonqualified deferred compensation earnings, and all other compensation) increasing over the previous year.

WITHHOLD votes from the Compensation Committee members when the company has a pay for performance disconnect.

On a CASE-BY-CASE basis, vote for equity plans and FOR compensation committee members with a pay-for-performance disconnect if compensation committee members can present strong and compelling evidence of improved committee performance. This evidence must go beyond the usual compensation committee report disclosure. This additional evidence necessary includes all of the following:

   The compensation committee has reviewed all components of the CEO’s compensation, including the following:
        -     Base salary, bonus, long-term incentives;
        -     Accumulative realized and unrealized stock option and restricted stock gains;
        -     Dollar value of perquisites and other personal benefits to the CEO and the total cost to the company;
        -     Earnings and accumulated payment obligations under the company’s nonqualified deferred compensation program;
        -     Actual projected payment obligations under the company’s supplemental executive retirement plan (SERPs).

   A tally sheet with all the above components should be disclosed for the following termination scenarios:
        -     Payment if termination occurs within 12 months: $_____;
        -     Payment if “not for cause” termination occurs within 12 months: $_____;
        -     Payment if “change of control” termination occurs within 12 months: $_____.

  The compensation committee is committed to providing additional information on the named executives’ annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered, as well as the maximum cash bonus payable for superior performance.

The repetition of the compensation committee report does not meet ISS’ requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

  The compensation committee is committed to granting a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants

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to be made. The performance-based equity awards do not refer to non-qualified stock options1 or performance-accelerated grants.2 Instead, performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

  The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company’s financial measures.

Three-Year Burn Rate/Burn Rate Commitment

Generally vote AGAINST plans if the company’s most recent three-year burn rate exceeds one standard deviation in excess of the industry mean (per the following Burn Rate Table) and is over two percent of common shares outstanding. The three-year burn rate policy does not apply to non-employee director plans unless outside directors receive a significant portion of shares each year.

However, vote FOR equity plans if the company fails this burn rate test but the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation (or 2%, whichever is greater), assuming all other conditions for voting FOR the plan have been met.

If a company fails to fulfill its burn rate commitment, vote to WITHHOLD from the compensation committee.

_____________________________

1 Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company’s underlying performance.

2 Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).

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2007 Burn Rate Table

		Russell 3000			Non-Russell 3000
GICS	Description	Mean	Standard Deviation	Mean + STDEV	Mean	Standard Deviation	Mean + STDEV
1010	Energy	1.37%	0.92%	2.29%	1.76%	2.01%	3.77%
1510	Materials	1.23%	0.62%	1.85%	2.21%	2.15%	4.36%
2010	Capital Goods	1.60%	0.98%	2.57%	2.34%	1.98%	4.32%
2020	Commercial Services & Supplies	2.39%	1.42%	3.81%	2.25%	1.93%	4.18%
2030	Transportation	1.30%	1.01%	2.31%	1.92%	1.95%	3.86%
2510	Automobiles & Components	1.93%	0.98%	2.90%	2.37%	2.32%	4.69%
2520	Consumer Durables & Apparel	1.97%	1.12%	3.09%	2.02%	1.68%	3.70%
2530	Hotels Restaurants & Leisure	2.22%	1.19%	3.41%	2.29%	1.88%	4.17%
2540	Media	1.78%	0.92%	2.70%	3.26%	2.36%	5.62%
2550	Retailing	1.95%	1.10%	3.05%	2.92%	2.21%	5.14%
3010, 3020, 3030	Food & Staples Retailing	1.66%	1.25%	2.91%	1.90%	2.00%	3.90%
3510	Health Care Equipment & Services	2.87%	1.32%	4.19%	3.51%	2.31%	5.81%
3520	Pharmaceuticals & Biotechnology	3.12%	1.38%	4.50%	3.96%	2.89%	6.85%
4010	Banks	1.31%	0.89%	2.20%	1.15%	1.10%	2.25%
4020	Diversified Financials	2.13%	1.64%	3.76%	4.84%	5.03%	9.87%
4030	Insurance	1.34%	0.88%	2.22%	1.60%	1.96%	3.56%
4040	Real Estate	1.21%	1.02%	2.23%	1.21%	1.02%	2.23%
4510	Software & Services	3.77%	2.05%	5.82%	5.33%	3.13%	8.46%
4520	Technology Hardware & Equipment	3.05%	1.65%	4.70%	3.58%	2.34%	5.92%
4530	Semiconductors & Semiconductor Equip.	3.76%	1.64%	5.40%	4.48%	2.46%	6.94%
5010	Telecommunication Services	1.71%	0.99%	2.70%	2.98%	2.94%	5.92%
5510	Utilities	0.84%	0.51%	1.35%	0.84%	0.51%	1.35%

For companies that grant both full value awards and stock options to their employees, ISS shall apply a premium on full value awards for the past three fiscal years. The guideline for applying the premium is as follows:

Characteristics	Annual Stock Price Volatility	Premium
High annual volatility	53% and higher	1 full-value award will count as 1.5 option shares
Moderate annual volatility	25% - 52%	1 full-value award will count as 2.0 option shares
Low annual volatility	Less than 25%	1 full-value award will count as 4.0 option shares

Poor Pay Practices
Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. The following practices, while not exhaustive, are examples of poor compensation practices that may warrant withholding votes:

  Egregious employment contracts (e.g., those containing multi-year guarantees for bonuses and grants);
  Excessive perks that dominate compensation (e.g., tax gross-ups for personal use of corporate aircraft);

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  Huge bonus payouts without justifiable performance linkage or proper disclosure;
  Performance metrics that are changed (e.g., canceled or replaced during the performance period without adequate explanation of the action and the link to performance);
  Egregious pension/SERP (supplemental executive retirement plan) payouts (e.g., the inclusion of additional years of service not worked or inclusion of performance-based equity awards in the pension calculation);
  New CEO awarded an overly generous new hire package (e.g., including excessive “make whole” provisions or any of the poor pay practices listed in this policy);
  Excessive severance provisions (e.g., including excessive change in control payments);
  Change in control payouts without loss of job or substantial diminution of job duties;
  Internal pay disparity;
  Options backdating (covered in a separate policy); and
  Other excessive compensation payouts or poor pay practices at the company.

Specific Treatment of Certain Award Types in Equity Plan Evaluations:

Dividend Equivalent Rights
Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Liberal Share Recycling Provisions
Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

Other Compensation Proposals and Policies

401(k) Employee Benefit Plans
Vote FOR proposals to implement a 401(k) savings plan for employees.

Director Compensation
Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

   Director stock ownership guidelines with a minimum of three times the annual cash retainer.
   Vesting schedule or mandatory holding/deferral period:
  -      A minimum vesting of three years for stock options or restricted stock; or
  -      Deferred stock payable at the end of a three-year deferral period.
   Mix between cash and equity:
  -      A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

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-    If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

  No retirement/benefits and perquisites provided to non-employee directors; and

  Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

Director Retirement Plans
Vote AGAINST retirement plans for non-employee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

Employee Stock Ownership Plans (ESOPs)
Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans-- Qualified Plans
Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

  Purchase price is at least 85 percent of fair market value;
  Offering period is 27 months or less; and
  The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

  Purchase price is less than 85 percent of fair market value; or
  Offering period is greater than 27 months; or
  The number of shares allocated to the plan is more than ten percent of the outstanding shares.

Employee Stock Purchase Plans-- Non-Qualified Plans
Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

  Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
  Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
  Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;
  No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

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Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)
Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Vote CASE-BY-CASE on amendments to existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) as long as the plan does not exceed the allowable cap and the plan does not violate any of the supplemental policies.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Options Backdating
In cases where a company has practiced options backdating, WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. WITHHOLD from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

  Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
  Length of time of options backdating;
  Size of restatement due to options backdating;
  Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;
  Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

Option Exchange Programs/Repricing Options
Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:

  Historic trading patterns--the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
  Rationale for the re-pricing--was the stock price decline beyond management's control?
  Is this a value-for-value exchange?
  Are surrendered stock options added back to the plan reserve?
  Option vesting--does the new option vest immediately or is there a black-out period?
  Term of the option--the term should remain the same as that of the replaced option;
  Exercise price--should be set at fair market or a premium to market;
  Participants--executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s three-year average burn rate.

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In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash
Vote CASE-by-CASE on plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote FOR non-employee director only equity plans which provide a dollar-for-dollar cash for stock exchange.

Vote CASE-by-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Programs of Stock Options
One-time Transfers: WITHHOLD votes from compensation committee members if they fail to submit one-time transfers for to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

  Executive officers and non-employee directors are excluded from participating;

  Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

  There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Say-on-Pay)
Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Compensation Consultants- Disclosure of Board or Company’s Utilization
Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Board committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

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Disclosure/Setting Levels or Types of Compensation for Executives and Directors
Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Option Repricing
Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Pay for Superior Performance
Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company's executive compensation plan for senior executives. The proposals call for:

  the annual incentive component of the plan should utilize financial performance criteria that can be benchmarked against peer group performance, and provide that no annual bonus be awarded based on financial performance criteria unless the company exceeds the median or mean performance of a disclosed group of peer companies on the selected financial criteria;
  the long-term equity compensation component of the plan should utilize financial and/or stock price performance criteria that can be benchmarked against peer group performance, and any options, restricted shares, or other equity compensation used should be structured so that compensation is received only when company performance exceeds the median or mean performance of the peer group companies on the selected financial and stock price performance criteria; and
  the plan disclosure should allow shareholders to monitor the correlation between pay and performance.

Consider the following factors in evaluating this proposal:

  What aspects of the company’s annual and long -term equity incentive programs are performance driven?
  If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?
  Can shareholders assess the correlation between pay and performance based on the current disclosure?

  What type of industry and stage of business cycle does the company belong to?

Pension Plan Income Accounting
Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

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Performance-Based Awards
Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

  First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

  Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of the above two steps.

Severance Agreements for Executives/Golden Parachutes
Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

  The triggering mechanism should be beyond the control of management;
  The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;
  Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Supplemental Executive Retirement Plans (SERPs)
Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding of all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

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9. Corporate Responsibility

Consumer Issues and Public Safety

Animal Rights
Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

  The company is conducting animal testing programs that are unnecessary or not required by regulation;
  The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;
  The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company’s animal welfare standards unless:

  The company has already published a set of animal welfare standards and monitors compliance;
  The company’s standards are comparable to or better than those of peer firms; and
  There are no serious controversies surrounding the company’s treatment of animals.

Drug Pricing
Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

  The existing level of disclosure on pricing policies;

  Deviation from established industry pricing norms;

  The company’s existing initiatives to provide its products to needy consumers;

  Whether the proposal focuses on specific products or geographic regions.

Drug Reimportation
Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug reimportation unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation.

Genetically Modified Foods
Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

  The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;
  The quality of the company’s disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure;
  Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs;
  Any voluntary labeling initiatives undertaken or considered by the company.

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Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds. Evaluate the following:

  The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;
  The quality of the company’s disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure;
  The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.

Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.

Vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

Handguns
Generally vote AGAINST requests for reports on a company’s policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS
Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company’s Sub-Saharan operations and how the company is responding to it, taking into account:

  The nature and size of the company’s operations in Sub-Saharan Africa and the number of local employees;
  The company’s existing healthcare policies, including benefits and healthcare access for local workers;
  Company donations to healthcare providers operating in the region.

Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

Predatory Lending
Vote CASE-BY CASE on requests for reports on the company’s procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

  Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices;
  Whether the company has adequately disclosed the financial risks of its subprime business;
  Whether the company has been subject to violations of lending laws or serious lending controversies;
  Peer companies’ policies to prevent abusive lending practices.

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Tobacco
Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

  Whether the company complies with all local ordinances and regulations;
  The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness;
  The risk of any health-related liabilities.

Advertising to youth:

  Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations;
  Whether the company has gone as far as peers in restricting advertising;
  Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth;
  Whether restrictions on marketing to youth extend to foreign countries.

Cease production of tobacco-related products or avoid selling products to tobacco companies:

  The percentage of the company’s business affected;
  The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spin-off tobacco-related businesses:

  The percentage of the company’s business affected;
  The feasibility of a spin-off;
  Potential future liabilities related to the company’s tobacco business.

Stronger product warnings:
Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:
Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

Toxic Chemicals
Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals.

Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals, considering:

  Current regulations in the markets in which the company operates;
  Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and
  The current level of disclosure on this topic.

Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

Environment and Energy

Arctic National Wildlife Refuge
Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

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  New legislation is adopted allowing development and drilling in the ANWR region;
  The company intends to pursue operations in the ANWR; and
  The company does not currently disclose an environmental risk report for their operations in the ANWR.

CERES Principles
Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

  The company’s current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES;
  The company’s environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills;
  Environmentally conscious practices of peer companies, including endorsement of CERES;
  Costs of membership and implementation.

Climate Change
In general, vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations unless:

  The company already provides current, publicly-available information on the perceived impact that climate change may have on the company as well as associated policies and procedures to address such risks and/or opportunities;
  The company’s level of disclosure is comparable to or better than information provided by industry peers; and
  There are no significant fines, penalties, or litigation associated with the company’s environmental performance.

Concentrated Area Feeding Operations (CAFOs)
Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

  The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or
  The company does not directly source from CAFOs.

Environmental-Economic Risk Report
Vote CASE-BY-CASE on proposals requesting an economic risk assessment of environmental performance considering:

  The feasibility of financially quantifying environmental risk factors;
  The company’s compliance with applicable legislation and/or regulations regarding environmental performance;
  The costs associated with implementing improved standards;
  The potential costs associated with remediation resulting from poor environmental performance; and
  The current level of disclosure on environmental policies and initiatives.

Environmental Reports
Generally vote FOR requests for reports disclosing the company’s environmental policies unless it already has well-documented environmental management systems that are available to the public.

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Global Warming
Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business.

Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Kyoto Protocol Compliance
Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

  The company does not maintain operations in Kyoto signatory markets;
  The company already evaluates and substantially discloses such information; or,
  Greenhouse gas emissions do not significantly impact the company’s core businesses.

Land Use
Generally vote AGAINST resolutions that request the disclosure of detailed information on a company’s policies related to land use or development unless the company has been the subject of recent, significant fines or litigation stemming from its land use.

Nuclear Safety
Generally vote AGAINST resolutions requesting that companies report on risks associated with their nuclear reactor designs and/or the production and interim storage of irradiated fuel rods unless:

  The company does not have publicly disclosed guidelines describing its policies and procedures for addressing risks associated with its operations;
  The company is non-compliant with Nuclear Regulatory Commission (NRC) requirements; or
  The company stands out amongst its peers or competitors as having significant problems with safety or environmental performance related to its nuclear operations.

Operations in Protected Areas
Generally vote FOR requests for reports outlining potential environmental damage from operations in protected regions, including wildlife refuges unless:

  The company does not currently have operations or plans to develop operations in these protected regions; or,
  The company provides disclosure on its operations and environmental policies in these regions comparable to industry peers.

Recycling
Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

  The nature of the company’s business and the percentage affected;
  The extent that peer companies are recycling;
  The timetable prescribed by the proposal;
  The costs and methods of implementation;
  Whether the company has a poor environmental track record, such as violations of federal and state regulations.

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Renewable Energy
In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

Sustainability Report
Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

  The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or
  The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

General Corporate Issues

Charitable/Political Contributions
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

  The company is in compliance with laws governing corporate political activities; and
  The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering:

  Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and
  The public availability of a policy on political contributions.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

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Disclosure of Lobbying Expenditures/Initiatives
Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying initiatives, considering any significant controversy or litigation surrounding a company’s public policy activities, the current level of disclosure on lobbying strategy, and the impact that the policy issue may have on the company’s business operations.

Link Executive Compensation to Social Performance
Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

  The relevance of the issue to be linked to pay;

  The degree that social performance is already included in the company’s pay structure and disclosed;

  The degree that social performance is used by peer companies in setting pay;

  Violations or complaints filed against the company relating to the particular social performance measure;

  Artificial limits sought by the proposal, such as freezing or capping executive pay

  Independence of the compensation committee;

  Current company pay levels.

Outsourcing/Offshoring
Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:

  Risks associated with certain international markets;
  The utility of such a report to shareholders;
  The existence of a publicly available code of corporate conduct that applies to international operations.

Labor Standards and Human Rights

China Principles
Vote AGAINST proposals to implement the China Principles unless:

  There are serious controversies surrounding the company’s China operations; and
  The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

Country-specific Human Rights Reports
Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and steps to protect human rights, based on:

  The nature and amount of company business in that country;
  The company’s workplace code of conduct;
  Proprietary and confidential information involved;
  Company compliance with U.S. regulations on investing in the country;
  Level of peer company involvement in the country.

International Codes of Conduct/Vendor Standards
Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

  The company’s current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent;

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  Agreements with foreign suppliers to meet certain workplace standards;
  Whether company and vendor facilities are monitored and how;
  Company participation in fair labor organizations;
  Type of business;
  Proportion of business conducted overseas;
  Countries of operation with known human rights abuses;
  Whether the company has been recently involved in significant labor and human rights controversies or violations;
  Peer company standards and practices;
  Union presence in company’s international factories.

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

  The company does not operate in countries with significant human rights violations;
  The company has no recent human rights controversies or violations; or
  The company already publicly discloses information on its vendor standards compliance.

MacBride Principles
Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

  Company compliance with or violations of the Fair Employment Act of 1989;
  Company antidiscrimination policies that already exceed the legal requirements;
  The cost and feasibility of adopting all nine principles;
  The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles);
  The potential for charges of reverse discrimination;
  The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted;
  The level of the company’s investment in Northern Ireland;
  The number of company employees in Northern Ireland;
  The degree that industry peers have adopted the MacBride Principles;
  Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

Military Business

Foreign Military Sales/Offsets
Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Landmines and Cluster Bombs
Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

  Whether the company has in the past manufactured landmine components;
  Whether the company’s peers have renounced future production.

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

  What weapons classifications the proponent views as cluster bombs;
  Whether the company currently or in the past has manufactured cluster bombs or their components;
  The percentage of revenue derived from cluster bomb manufacture;
  Whether the company’s peers have renounced future production.

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Nuclear Weapons
Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

Operations in Nations Sponsoring Terrorism (e.g., Iran)
Vote CASE-BY-CASE on requests for a board committee review and report outlining the company’s financial and reputational risks from its operations in a terrorism-sponsoring state, taking into account current disclosure on:

  The nature and purpose of the operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption;
  Compliance with U.S. sanctions and laws.

Spaced-Based Weaponization
Generally vote FOR reports on a company’s involvement in spaced-based weaponization unless:

  The information is already publicly available; or
  The disclosures sought could compromise proprietary information.

Workplace Diversity

Board Diversity
Generally vote FOR reports on the company’s efforts to diversify the board, unless:

  The board composition is reasonably inclusive in relation to companies of similar size and business; or

  The board already reports on its nominating procedures and diversity initiatives.

Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or non-discrimination policies.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

  The degree of board diversity;
  Comparison with peer companies;
  Established process for improving board diversity;
  Existence of independent nominating committee;
  Use of outside search firm;
  History of EEO violations.

Equal Employment Opportunity (EEO)
Generally vote FOR reports outlining the company’s affirmative action initiatives unless all of the following apply:

  The company has well-documented equal opportunity programs;
  The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and
  The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

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Glass Ceiling
Generally vote FOR reports outlining the company’s progress towards the Glass Ceiling Commission’s business recommendations, unless:

  The composition of senior management and the board is fairly inclusive;
  The company has well-documented programs addressing diversity initiatives and leadership development;
  The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and

  The company has had no recent, significant EEO-related violations or litigation.

Sexual Orientation
Vote FOR proposals seeking to amend a company’s EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

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10. Mutual Fund Proxies

Election of Directors
Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund
Vote CASE-BY-CASE on conversion proposals, considering the following factors:

  Past performance as a closed-end fund;
  Market in which the fund invests;
  Measures taken by the board to address the discount; and
  Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests
Vote CASE-BY-CASE on proxy contests, considering the following factors:

  Past performance relative to its peers;
  Market in which fund invests;
  Measures taken by the board to address the issues;
  Past shareholder activism, board activity, and votes on related proposals;
  Strategy of the incumbents versus the dissidents;
  Independence of directors;
  Experience and skills of director candidates;
  Governance profile of the company;
  Evidence of management entrenchment.

Investment Advisory Agreements
Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:

  Proposed and current fee schedules;
  Fund category/investment objective;
  Performance benchmarks;
  Share price performance as compared with peers;
  Resulting fees relative to peers;
  Assignments (where the advisor undergoes a change of control).

Approving New Classes or Series of Shares
Vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals
Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:

  Stated specific financing purpose;
  Possible dilution for common shares;
  Whether the shares can be used for antitakeover purposes.

1940 Act Policies
Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:

  Potential competitiveness;
  Regulatory developments;
  Current and potential returns; and
  Current and potential risk.

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Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction
Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

  The fund's target investments;
  The reasons given by the fund for the change; and
  The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental
Vote AGAINST proposals to change a fund’s fundamental investment objective to non-fundamental.

Name Change Proposals
Vote CASE-BY-CASE on name change proposals, considering the following factors:

  Political/economic changes in the target market;
  Consolidation in the target market; and
  Current asset composition.

Change in Fund's Subclassification
Vote CASE-BY-CASE on changes in a fund's sub-classification, considering the following factors:

  Potential competitiveness;
  Current and potential returns;
  Risk of concentration;
  Consolidation in target industry.

Disposition of Assets/Termination/Liquidation
Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

  Strategies employed to salvage the company;
  The fund’s past performance;
  The terms of the liquidation.

Changes to the Charter Document
Vote CASE-BY-CASE on changes to the charter document, considering the following factors:

  The degree of change implied by the proposal;
  The efficiencies that could result;
  The state of incorporation;
  Regulatory standards and implications.

Vote AGAINST any of the following changes:

  Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;
  Removal of shareholder approval requirement for amendments to the new declaration of trust;
  Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;
  Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares;
  Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;

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   Removal of shareholder approval requirement to change the domicile of the fund.

Changing the Domicile of a Fund
Vote CASE-BY-CASE on re-incorporations, considering the following factors:

  Regulations of both states;
  Required fundamental policies of both states;
  The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval
Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

Distribution Agreements
Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:

  Fees charged to comparably sized funds with similar objectives;
  The proposed distributor’s reputation and past performance;
  The competitiveness of the fund in the industry;
  The terms of the agreement.

Master-Feeder Structure
Vote FOR the establishment of a master-feeder structure.

Mergers
Vote CASE-BY-CASE on merger proposals, considering the following factors:

  Resulting fee structure;
  Performance of both funds;
  Continuity of management personnel;
  Changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement
Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred
Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor
Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

  Performance of the fund’s Net Asset Value (NAV);
  The fund’s history of shareholder relations;
  The performance of other funds under the advisor’s management.

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Item 8- Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Portfolio Manager

As of the filing date of this report, The Blue Chip Value Fund is managed by the Value Equity Research Team at Denver Investment Advisors LLC. Mr. Kris B. Herrick, CFA is the Director for this investment team. He is supported by three senior research analysts, Mr. Mark M. Adelmann, CFA, CPA, Mr. Troy Dayton, CFA and Mr. Derek R. Anguilm, CFA. These individuals have each been assigned specific sectors to focus their research efforts. The team is further supported by a dedicated research analyst. The team members recommend purchase and sell decisions for the Fund. Every new investment is presented to the team who review investment ideas to determine whether that potential investment is attractive and compatible with the Fund's investment objective. Each senior research analyst generally will make the final decision to buy or sell a security within their assigned sectors and industries, however Mr. Herrick does have the ability to override any such decision.

Kris B. Herrick, CFA, a Vice President of Denver Investment Advisors is Director of Value Research with the Equity Value Research Team responsible for managing Blue Chip Value Fund. Mr. Herrick has been a Research Analyst with Denver Investment Advisors since 2000.  Prior to joining Denver Investment Advisors, he was a Financial Services Analyst with Jurika & Voyles from 1997 to 2000.  Mr. Herrick has a total of 9 years of professional experience.

Mark M. Adelmann, CFA, CPA, a Vice President of Denver Investment Advisors, is a Senior Research Analyst with the Equity Value Research Team responsible for managing Blue Chip Value Fund. Mr. Adelmann has been a research analyst with the Equity Value research team at Denver Investment Advisors since 1995.  Prior to joining Denver Investment Advisors he worked with Deloitte & Touche for 15 years in auditing and financial reporting.  Mr. Adelmann has a total of 25 years of professional experience.

Derek R. Anguilm, CFA, a Vice President of Denver Investment Advisors, is a Senior Research Analyst with the Equity Value Research Team responsible for managing Blue Chip Value Fund. Mr. Anguilm has been a Research Analyst with Denver Investment Advisors since 2000.  Prior to joining Denver Investment Advisors he interned with Everen Securities from 1999 to 2000.  Mr. Anguilm has a total of 7 years of professional experience.

Troy Dayton, CFA, a Vice President of Denver Investment Advisors, is a Senior Research Analyst with the Equity Value Research Team responsible for managing Blue Chip Value Fund.  Mr. Dayton has been a Research Analyst with the Equity Value research team at Denver Investment Advisors since 2002.  Prior to joining Denver Investment Advisors, he was an Equity Research Analyst with Jurika & Voyles from 2001 to 2002.  Mr. Dayton was an Equity Research Associate with Dresdner Global Investors from 1998 to 2001 and an Equity Research Associate with Jurika & Voyles from 1996 to 1998.  Mr. Dayton has a total of 10 years of professional experience.

(a)(2) Other Account Managed

As of the most recently completed fiscal year end (December 31, 2006), the following table summarizes the other investment activities of each portfolio manager.

Portfolio Manager:	Herrick	Adelmann	Dayton	Anguilm

Registered Inv Companies
Assets	$259,926,031	$259,926,031	$259,926,031	$259,926,031
# of Accounts	5	5	5	5

Performance Based
Assets	$24,115,200	$24,115,200	$24,115,200	$24,115,200
# of Accounts	1	1	1	1

Other Pooled Accts
Assets	$5,885,300	$5,885,300	$5,885,300	$5,885,300
# of Accounts	1	1	1	1

Performance Based
Assets	$5,885,300	$5,885,300	$5,885,300	$5,885,300
# of Accounts	1	1	1	1

Other Accts
Assets	$223,670,548	$223,670,548	$223,670,548	$223,670,548
# of Accounts	161*	161*	161*	161*

Performance Based
Assets	$0	$0	$0	$0
# of Accounts	0	0	0	0

Grand Totals
Assets	$489,481,879	$489,481,879	$489,481,879	$489,481,879
# of Accounts	167*	167*	167*	167*

*Totals include 137 accounts within wrap programs which Denver Investment Advisors LLC serves as a portfolio manager.

Potential material conflicts of interest that may arise when a portfolio manager has day-to-day management responsibilities with respect to other accounts in addition to the Fund, include conflicts relating to the allocation of limited investment opportunities, the order of executing transactions when the aggregation of the order is not possible, personal investing activities, differences in advisory fee arrangements, structure of portfolio manager compensation and proxy voting of portfolio securities. While there can be no guarantee, Denver Investment Advisors LLC believes that the controls and oversight relating to these potential material conflicts of interest involving the Fund and its other managed funds and accounts is effective.

(a)(3)  Manager Compensation

As of the most recently completed fiscal year end (December 31, 2006), each of the Fund's portfolio managers is a partner of Denver Investment Advisors LLC. As such, the primary compensation comes from a base salary and a predetermined percentage of distributed profit based on the overall profitability of the firm. New business marketing incentives are generally paid to marketing personnel, but at times portfolio managers who help open new institutional accounts with an ongoing service role may also receive an incentive based on expected revenue. Additionally, the management committee of Denver Investment Advisors LLC may award an incentive compensation bonus to partners who significantly exceed expectations over an extended period. The criteria for the incentive compensation pool, while generally not directly tied to performance, include the following factors: performance, growth and/or retention of assets, profitability and intangibles. There is a composite of similarly managed accounts for each investment style at Denver Investment Advisors LLC, and the Fund is included in the appropriate composite. The performance criteria emphasizes pre-tax long-term (3-5 year when available) results of the composites combined with the specific partner's "buy list" for that investment style where applicable, rather than any specific Fund or account result.

(a)(4)Equity Securities in the Registrant

The table below identifies ownership in the Blue Chip Value Fund by each portfolio manager as of December 31, 2006:

Portfolio Manager	Ownership Range
Kris Herrick	none
Mark Adelmann	$0-10,000
Derek Anguilm	none
Troy Dayton	none

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10 - Submission of Matters to Vote of Security Holders

 There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11 - Controls and Procedures

(a)  The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits

(a)(1)   The code of ethics that applies to the registrant's principal executive officer and principal financial officer is attached hereto as Ex.12.A.1.

(a)(2)   Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached hereto as Ex99.CERT.

(a)(3)   Not applicable.

(b)        A certification for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto as Ex99.906CERT.  The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blue Chip Value Fund, Inc.
By:       /s/ Todger Anderson
            Todger Anderson
            President and Chief Executive Officer

Date:    March 9, 2007

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:       /s/ Todger Anderson
            Todger Anderson
            President and Chief Executive Officer

Date:    March 9, 2007

By:       /s/ Jasper R. Frontz
            Jasper R. Frontz
            Treasurer and Chief Financial Officer

Date:    March 9, 2007

EX-12.A.1

BLUE CHIP VALUE FUND, INC.
CODE OF ETHICS FOR PRINCIPAL EXECUTIVE AND
SENIOR FINANCIAL OFFICERS

The Board of Directors (the "Board") of Blue Chip Value Fund, Inc. (the "Company") has adopted this Code of Ethics (the "Code") for certain senior officers of the Company to guide and remind such officers of their responsibilities to the Company and to the shareholders of the Company.  Such officers are expected to act in accordance with the guidance and standards set forth in this Code.

I.          Covered Officers and Purpose of the Code

The Code applies to the Company's President, who is the Company's principal executive officer, and the Treasurer, who is the Company's principal financial officer, and any persons performing similar functions on behalf of the Company, regardless of whether such persons are employed by the Company or a third party (the "Covered Officers") for the purpose of promoting:

  honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

  full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with, or submits to, the Securities and Exchange Commission ("SEC") and in other public communications made by the Company*;

  compliance with applicable laws and governmental rules and regulations;

  the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

  accountability for adherence to the Code.

Each Covered Officer is obligated to use his or her best efforts to promote the factors listed above, should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest.

*If a Covered Person becomes aware that information filed with the SEC or made available to the public contains any false or misleading information or omits to disclose necessary information, he or she shall promptly report it to the Audit Committee.

II.        Ethical Handling of Actual and Apparent Conflicts of Interest

A.        Conflicts of Interest - General

1.         A "conflict of interest" occurs when a Covered Officer's private interest interferes with the interests of, or his or her service to, the Company and its shareholders.  For example, a conflict of interest would arise if a Covered Officer, or a member of his or her family, receives improper personal benefits as a result of his or her position with the Company.

2.        A conflict of interest generally arises if a Covered Officer, or a member of his or her family, directly or indirectly participates in any investment, interest, association, activity or relationship that may impair or appear to impair the Covered Officer's objectivity.

1.1.1.A     B.    Scope

Certain conflicts of interest arise out of the relationships between Covered Officers and the Company and already are subject to conflict of interest provisions in the Investment Company Act of 1940 ("1940 Act") and the Investment Advisers Act of 1940 ("Advisers Act").  For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with the Company because of their status as "affiliated persons" of the Company.  The Company's and the investment adviser's compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions.  This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code

1.2     C.            Types of Conflicts

1.3

1.4     1. Contractual Relationships

Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between the Company, its investment adviser, or other service providers of which the Covered Officers may also be officers or employees.  As a result, this Code recognizes that the Covered Officers may, in the normal course of their duties (whether formally for the Company or for the investment adviser or for both), be involved in establishing policies and implementing decisions that will have different effects on the Company and its investment adviser.  The participation of the Covered Officers in such activities is inherent in the contractual relationship between the Company and the investment adviser and is consistent with the performance by the Covered Officers of their duties as officers of the Company. Thus, if performed in conformity with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

2.         Other Investment Companies

In addition, it is recognized by the Company's Board that the Covered Officers may also be officers or employees of one or more other investment companies covered by this or other codes.

1.         Additional Conflicts

Other conflicts of interest may be covered by the Code, even if such conflicts of interest are not subject to provisions in the 1940 Act and the Advisers Act.

1.4.1.A     D.    Personal Interests

The major principle of this Code is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Company.  The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that this list is not exhaustive.

Each Covered Officer must:

  not use his or her personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Company whereby the Covered Officer would benefit personally to the detriment of the Company;

  not cause the Company to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Company;

  report at least annually affiliations or other relationships with the Company or its investment adviser, including any related conflict of interest.

2          Reporting of Conflicts

1.         Required Disclosures

If certain conflict of interest situations arise involving Covered Officers or members of their family, these conflicts of interest must be promptly discussed with the Audit Committee.  These conflicts of interest include, but are not limited to:

•     service as a director on the board of any public or private company;

•     the receipt of any non-nominal gifts in excess of $250.00;

•    the receipt of any entertainment from any company with which the Company has current or prospective business dealings unless such entertainment is business-related, reasonable in cost, appropriate as to time and place, and not so frequent as to raise any question of impropriety;

•    any ownership interest in, or any consulting or employment relationship with, any of the Company's service providers, other than its investment adviser, administrator or any affiliated person thereof;

•    a direct or indirect financial interest in commissions, transaction charges or spreads paid by the Company for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership; and

•     any other interest, relationship or matter that a Covered Person or the Board determines, in his or her reasonable judgement, warrants disclosure.

2.         Recommended Disclosures

There are potential conflict of interest situations, which may be engaged in by Covered Officers or by members of their family, that should be discussed with the Audit Committee.  A Covered Person should use reasonable judgement to determine if a conflict, other than conflicts listed under section E(1), is material and warrants disclosure to the Audit Committee.

III.       Compliance and Disclosure

A.          Compliance

Each Covered Officer should:

1.   familiarize himself or herself with the disclosure requirements generally applicable to the Company;

2.   not knowingly misrepresent, or cause others to misrepresent, facts about the Company to others, whether within or outside the Company, including to the Company's directors and auditors, governmental regulators and self-regulatory organizations and any other organization;

3.   to the extent appropriate within his or her area of responsibility, consult with other officers and employees of the Company, its investment adviser and other service providers with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents the Company files with, or submits to, the SEC and in other public communications made by the Company; and

4.   promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

B.          Disclosure

Unless otherwise required by law, this Code shall be disclosed as required by the SEC.

2.1     IV.          Accountability

Each Covered Officer must:

  upon adoption of the Code (or thereafter as applicable, upon becoming a Covered Officer), affirm in writing to the Board on the certification attached hereto as Appendix A that he or she has received, read, and understands the Code;

  annually thereafter affirm to the Board that he or she has complied with the requirements of the Code and reported any violations of the Code;

  not retaliate against any other Covered Officer or any employee of the Company affiliated persons of the Company or the Company's service providers for reports of potential violations that are made in good faith; and

  notify the Chairman of the Audit Committee promptly if he or she knows of any violation of this Code.  Failure to do so is itself a violation of this Code.

2.2     V.            Reporting Procedures

1.           Responsibility**

  The Company's Audit Committee is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret this Code in any particular situation.

  The Company's Audit Committee may consult Company counsel in order to effectively discharge its responsibilities.

2.         Investigation Procedures**

       The Company will follow these procedures in investigating and enforcing the Code:

  The Audit Committee will take all appropriate action to investigate any potential violations of the Code;

  If, after such investigation, the Audit Committee believes that no violation has occurred, the Audit Committee is not required to take any further action;

  Any matter that the Audit Committee believes is a violation of this Code will be reported to the Board; and

** The Audit Committee may delegate its reporting procedures, responsibilities and investigation procedures to the Chairman of the Audit Committee.

  If the Board concurs that a violation has occurred, it will take action which it considers appropriate.  Such action may include but is not limited to, a review of, and appropriate modifications to, applicable policies and procedures; notification to appropriate personnel of each service provider or its governing body; or a recommendation to dismiss the Covered Officer.

3.         Waivers

Any approvals or waivers, implicit or otherwise, sought by a Covered Person will be considered by the Audit Committee.  Such Committee will be responsible for granting waivers, as appropriate; and any changes to or waivers of this Code will, to the extent required, be disclosed as provided by SEC rules.

A waiver is the approval of a material departure from a provision of this Code.  An implicit waiver is the Company's failure to take action within a reasonable period of time regarding a material departure from a provision of this Code that has been made known to an executive officer of the Company.

V.        Other Policies and Procedures

This Code shall be the sole code of ethics adopted by the Company for purposes of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules and forms applicable to registered investment companies thereunder. Insofar as other policies or procedures of the Company, its investment adviser, or other service providers govern or purport to govern the behavior or activities of the Covered Officers who are subject to this Code, they are superseded by this Code to the extent that they overlap or conflict with the provisions of this Code. The Company's and its investment adviser's code of ethics under Rule 17j-1 under the 1940 Act are separate requirements applying to the Covered Officers and others, and are not part of this Code.

2.3     VI.           Amendments

Any amendments to this Code must be approved or ratified by a majority vote of the Board, including a majority of disinterested directors, as that term is defined by the 1940 Act.

2.4     VII.         Confidentiality and Recordkeeping

All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Audit Committee.

Subject to the confidentiality provisions above, the Company will maintain and preserve for a period of not less than six (6) years from the date of submission or action is taken, the first two (2) years in an easily accessible place, a copy of the Covered Officer's annual certifications, any information or materials supplied to the Board that provided the basis for any amendments to this Code, and any information or materials supplied to the Audit Committee that provided the basis for any waiver to this Code or relating to any violation of the Code and sanctions imposed for such violation, together with a written record of the approval or action taken by the Board.

VIII.    Internal Use

The Code is intended solely for the internal use by the Company and does not constitute an admission, by or on behalf of any Company, as to any fact, circumstance, or legal conclusion.

Adopted: November 11, 2003

Appendix A

Blue Chip Value Fund, Inc.

Form of Certification and Acknowledgment of Receipt of Code of Ethics for
Principal Officers and Senior Financial Officers

I acknowledge and certify that I have received a copy of the Code of Ethics for Principal Executive Officers and Senior Financial Officers of Blue Chip Value Fund, Inc. (the "Code").  I understand and agree that it is my responsibility to read and familiarize myself with the policies and procedures contained in the Code and to abide by those policies and procedures.

I acknowledge my commitment to comply with the Code.

I acknowledge that I complied with the Code for the one-year period ended __________.

I acknowledge that I reported all violations of this Code of Ethics for the one-year period ended ___________ of which I am aware.

(Please submit on a separate piece of paper, exceptions to these acknowledgements.)

Officer Name (Please Print)	Officer Signature

Date